Exhibit 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Second Quarter 2017 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Segment Results 4,5 Statements of Financial Position 6 Book Value Per Common Share 7 Return on Common Shareholders' Equity 8 Debt to Capital 9 Statements of Cash Flows 10 Analysis of Deferred Policy Acquisition Costs 11,12 Policies in Force and Other Statistics 13 Property-Liability Operations Property-Liability Results 14 Property-Liability Underwriting Results by Area of Business 15 Property-Liability Premiums Written by Brand 16 Impact of Net Rate Changes Approved on Premiums Written 17 Allstate Brand Profitability Measures 18 Allstate Brand Statistics 19 Allstate Brand Auto Claim Frequency Analysis 20,21 Esurance Brand Profitability Measures and Statistics 22 Encompass Brand Profitability Measures and Statistics 23 SquareTrade Profitabillity Measures 24 Auto Profitability Measures 25 Homeowners Profitability Measures 26 Other Personal Lines Profitability Measures 27 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios by Brand 28 Commercial Lines Profitability Measures 29 Other Business Lines Profitability Measures 30 Allstate Brand Auto and Homeowners Underlying Loss and Expense 31 Homeowners Supplemental Information 32 Catastrophe Losses by Brand 33 Catastrophe Experience 34 Prior Year Reserve Reestimates 35 Asbestos and Environmental Reserves 36 Allstate Financial Operations Allstate Financial Segment Results 37 Return on Attributed Equity 38 Allstate Financial Premiums and Contract Charges and Other Statistics 39 Allstate Financial Change in Contractholder Funds 40 Allstate Financial Analysis of Net Income 41 Allstate Financial Weighted Average Investment Spreads 42 Allstate Financial Supplemental Product Information 43 Allstate Life, Allstate Benefits and Allstate Annuities Results and Product Information 44,45 Corporate and Other Segment Results 46 Investments Investments 47 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 48 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 49 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 50 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 51 Consolidated Investment Position and Results by Strategy 52 Property-Liability Consolidated Investment Position and Results by Strategy 53 Allstate Financial Consolidated Investment Position and Results by Strategy 54 Performance-Based Investments 55 Limited Partnership Interests 56 Definitions of Non-GAAP Measures 57 THE ALLSTATE CORPORATION Investor Supplement - Second Quarter 2017 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Revenues								
Property-liability insurance premiums	$ 8,018	$ 7,959	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 15,977	$ 15,537
Life and annuity premiums and contract charges	591	593	574	571	564	566	1,184	1,130
Net investment income	897	748	801	748	762	731	1,645	1,493
Realized capital gains and losses:								
Total other-than-temporary impairment ("OTTI") losses	(47)	(62)	(72)	(73)	(77)	(91)	(109)	(168)
OTTI losses reclassified to (from) other comprehensive income	(3)	3	2	-	(2)	10	-	8
Net OTTI losses recognized in earnings	(50)	(59)	(70)	(73)	(79)	(81)	(109)	(160)
Sales and other realized capital gains and losses	131	193	72	106	103	(68)	324	35
Total realized capital gains and losses	81	134	2	33	24	(149)	215	(125)
Total revenues	9,587	9,434	9,278	9,221	9,164	8,871	19,021	18,035
Costs and expenses								
Property-liability insurance claims and claims expense	5,689	5,416	5,083	5,553	5,901	5,684	11,105	11,585
Life and annuity contract benefits	486	474	464	484	454	455	960	909
Interest credited to contractholder funds	175	173	168	183	185	190	348	375
Amortization of deferred policy acquisition costs	1,176	1,169	1,157	1,138	1,126	1,129	2,345	2,255
Operating costs and expenses	1,086	1,097	1,063	1,021	1,040	982	2,183	2,022
Restructuring and related charges	53	10	9	5	11	5	63	16
Interest expense	83	85	77	73	72	73	168	145
Total costs and expenses	8,748	8,424	8,021	8,457	8,789	8,518	17,172	17,307
Gain on disposition of operations	12	2	1	1	1	2	14	3
Income from operations before income tax expense	851	1,012	1,258	765	376	355	1,863	731
Income tax expense	272	317	418	245	105	109	589	214
Net income	$ 579	$ 695	$ 840	$ 520	$ 271	$ 246	$ 1,274	$ 517
Preferred stock dividends	29	29	29	29	29	29	58	58
Net income applicable to common shareholders	$ 550	$ 666	$ 811	$ 491	$ 242	$ 217	$ 1,216	$ 459
Earnings per common share: [1]								
Net income applicable to common shareholders per common share - Basic	$ 1.51	$ 1.82	$ 2.20	$ 1.32	$ 0.65	$ 0.57	$ 3.34	$ 1.22
Weighted average common shares - Basic	363.6	365.7	368.0	371.5	373.6	378.1	364.6	375.8
Net income applicable to common shareholders per common share - Diluted	$ 1.49	$ 1.79	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 3.29	$ 1.21
Weighted average common shares - Diluted	369.0	371.3	372.5	375.9	378.1	382.9	370.1	380.5
Cash dividends declared per common share	$ 0.37	$ 0.37	$ 0.33	$ 0.33	$ 0.33	$ 0.33	$ 0.74	$ 0.66

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Contribution to income								
Net income applicable to common shareholders	$ 550	$ 666	$ 811	$ 491	$ 242	$ 217	$ 1,216	$ 459
Realized capital gains and losses, after-tax	(53)	(88)	(1)	(22)	(17)	96	(141)	79
Valuation changes on embedded derivatives that are not hedged, after-tax	1	-	(6)	-	4	4	1	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	3	3	1	1	1	1	6	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	-	(2)	-	-	(1)	(1)	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax	16	29	4	5	6	6	45	12
Gain on disposition of operations, after-tax	(6)	(2)	-	(1)	(1)	(1)	(8)	(2)
Operating income *	$ 510	$ 608	$ 807	$ 474	$ 235	$ 322	$ 1,118	$ 557
Income per common share - Diluted								
Net income applicable to common shareholders	$ 1.49	$ 1.79	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 3.29	$ 1.21
Realized capital gains and losses, after-tax	(0.14)	(0.24)	-	(0.06)	(0.04)	0.25	(0.38)	0.21
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(0.02)	-	0.01	0.01	-	0.02
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	0.01	0.01	-	-	-	-	0.02	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.04	0.08	0.01	0.01	0.01	0.01	0.11	0.03
Gain on disposition of operations, after-tax	(0.02)	-	-	-	-	-	(0.02)	(0.01)
Operating income *	$ 1.38	$ 1.64	$ 2.17	$ 1.26	$ 0.62	$ 0.84	$ 3.02	$ 1.46
Weighted average common shares - Diluted	369.0	371.3	372.5	375.9	378.1	382.9	370.1	380.5

2

3 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Property-Liability Property-Liability insurance premiums $ 8,018 $ 7,959 $ 7,901 $ 7,869 $ 7,814 $ 7,723 $ 15,977 $ 15,537 Net investment income 391 311 338 310 316 302 702 618 Realized capital gains and losses 85 135 14 53 26 (99) 220 (73) Total Property-Liability revenues 8,494 8,405 8,253 8,232 8,156 7,926 16,899 16,082 Allstate Financial Life and annuity premiums and contract charges 591 593 574 571 564 566 1,184 1,130 Net investment income 496 426 453 427 435 419 922 854 Realized capital gains and losses (4) (1) (11) (21) - (49) (5) (49) Total Allstate Financial revenues 1,083 1,018 1,016 977 999 936 2,101 1,935 Corporate and Other Net investment income 10 11 10 11 11 10 21 21 Realized capital gains and losses - - (1) 1 (2) (1) - (3) Total Corporate and Other revenues 10 11 9 12 9 9 21 18 Consolidated revenues $ 9,587 $ 9,434 $ 9,278 $ 9,221 $ 9,164 $ 8,871 $ 19,021 $ 18,035 THE ALLSTATE CORPORATION REVENUES ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
SEGMENT RESULTS
($ in millions)

For the three months ended June 30, 2017

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 8,018	$ -	$ 8,018	$ 591	$ -	$ 8,609
Claims and claims expense	(5,686)	(3)	(5,689)	-	-	(5,689)
Contract benefits and interest credited to contractholder funds	-	-	-	(661)	-	(661)
Amortization of deferred policy acquisition costs	(1,103)	-	(1,103)	(73)	-	(1,176)
Operating costs and expenses	(945)	(2)	(947)	(130)	(9)	(1,086)
Restructuring and related charges	(52)	-	(52)	(1)	-	(53)
Interest expense	-	-	-	-	(83)	(83)
Underwriting income (loss)	$ 232	$ (5)	$ 227			
Net investment income			391	496	10	897
Realized capital gains and losses			85	(4)	-	81
Gain on disposition of operations			10	2	-	12
Income tax (expense) benefit			(229)	(74)	31	(272)
Preferred stock dividends			-	-	(29)	(29)
Net income applicable to common shareholders			$ 484	$ 146	$ (80)	$ 550
Realized capital gains and losses, after-tax			(56)	3	-	(53)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	1	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	3	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			16	-	-	16
Gain on disposition of operations, after-tax			(6)	-	-	(6)
Operating income (loss) *			$ 437	$ 153 [1]	$ (80) [1]	$ 510

Allstate Protection Products and Services	Allstate brand	Esurance brand	Encompass brand	SquareTrade	Answer Financial	Allstate Protection
Premiums and contract charges	$ 7,245	$ 429	$ 274	$ 70	$ -	$ 8,018
Claims and claims expense	(5,112)	(346)	(199)	(29)	-	(5,686)
Amortization of deferred policy acquisition costs	(1,032)	(10)	(51)	(10)	-	(1,103)
Operating costs and expenses	(763)	(98)	(31)	(53)	-	(945)
Restructuring and related charges	(46)	(1)	(5)	-	-	(52)
Underwriting income (loss)	$ 292	$ (26)	$ (12)	$ (22)	$ -	$ 232

For the three months ended June 30, 2016

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 7,814	$ -	$ 7,814	$ 564	$ -	$ 8,378
Claims and claims expense	(5,899)	(2)	(5,901)	-	-	(5,901)
Contract benefits and interest credited to contractholder funds	-	-	-	(639)	-	(639)
Amortization of deferred policy acquisition costs	(1,057)	-	(1,057)	(69)	-	(1,126)
Operating costs and expenses	(912)	-	(912)	(121)	(7)	(1,040)
Restructuring and related charges	(10)	-	(10)	(1)	-	(11)
Interest expense	-	-	-	-	(72)	(72)
Underwriting income (loss)	$ (64)	$ (2)	$ (66)			
Net investment income			316	435	11	762
Realized capital gains and losses			26	-	(2)	24
Gain on disposition of operations			-	1	-	1
Income tax (expense) benefit			(78)	(54)	27	(105)
Preferred stock dividends			-	-	(29)	(29)
Net income applicable to common shareholders			$ 198	$ 116	$ (72)	$ 242
Realized capital gains and losses, after-tax			(18)	-	1	(17)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	4	-	4
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	1	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax			6	-	-	6
Gain on disposition of operations, after-tax			-	(1)	-	(1)
Operating income (loss) *			$ 186	$ 120 [1]	$ (71) [1]	$ 235

Allstate Protection Products and Services	Allstate brand	Esurance brand	Encompass brand	SquareTrade	Answer Financial	Allstate Protection
Premiums and contract charges	$ 7,095	$ 415	$ 304	$ -	$ -	$ 7,814
Claims and claims expense	(5,349)	(319)	(231)	-	-	(5,899)
Amortization of deferred policy acquisition costs	(990)	(10)	(57)	-	-	(1,057)
Operating costs and expenses	(757)	(123)	(30)	-	(2)	(912)
Restructuring and related charges	(9)	-	(1)	-	-	(10)
Underwriting income (loss)	$ (10)	$ (37)	$ (15)	$ -	$ (2)	$ (64)

[1] Operating income is the segment measure for Allstate Financial and Corporate and Other and is not a non-GAAP measure.

4

THE ALLSTATE CORPORATION
SEGMENT RESULTS
($ in millions)

For the six months ended June 30, 2017

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 15,977	$ -	$ 15,977	$ 1,184	$ -	$ 17,161
Claims and claims expense	(11,100)	(5)	(11,105)	-	-	(11,105)
Contract benefits and interest credited to contractholder funds	-	-	-	(1,308)	-	(1,308)
Amortization of deferred policy acquisition costs	(2,193)	-	(2,193)	(152)	-	(2,345)
Operating costs and expenses	(1,881)	(2)	(1,883)	(265)	(35)	(2,183)
Restructuring and related charges	(62)	-	(62)	(1)	-	(63)
Interest expense	-	-	-	-	(168)	(168)
Underwriting income (loss)	$ 741	$ (7)	$ 734			
Net investment income			702	922	21	1,645
Realized capital gains and losses			220	(5)	-	215
Gain on disposition of operations			10	4	-	14
Income tax (expense) benefit			(530)	(125)	66	(589)
Preferred stock dividends			-	-	(58)	(58)
Net income applicable to common shareholders			$ 1,136	$ 254	$ (174)	$ 1,216
Realized capital gains and losses, after-tax			(145)	4	-	(141)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	1	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	6	-	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			32	-	13	45
Gain on disposition of operations, after-tax			(6)	(2)	-	(8)
Operating income (loss) *			$ 1,016	$ 263 [1]	$ (161) [1]	$ 1,118

Allstate Protection Products and Services	Allstate brand	Esurance brand	Encompass brand	SquareTrade	Answer Financial	Allstate Protection
Premiums and contract charges	$ 14,443	$ 848	$ 557	$ 129	$ -	$ 15,977
Claims and claims expense	(9,943)	(660)	(432)	(65)	-	(11,100)
Amortization of deferred policy acquisition costs	(2,052)	(20)	(103)	(18)	-	(2,193)
Operating costs and expenses	(1,514)	(201)	(62)	(103)	(1)	(1,881)
Restructuring and related charges and interest expense	(54)	(3)	(5)	-	-	(62)
Underwriting income (loss)	$ 880	$ (36)	$ (45)	$ (57)	$ (1)	$ 741

For the six months ended June 30, 2016

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 15,537	$ -	$ 15,537	$ 1,130	$ -	$ 16,667
Claims and claims expense	(11,582)	(3)	(11,585)	-	-	(11,585)
Contract benefits and interest credited to contractholder funds	-	-	-	(1,284)	-	(1,284)
Amortization of deferred policy acquisition costs	(2,113)	-	(2,113)	(142)	-	(2,255)
Operating costs and expenses	(1,764)	(1)	(1,765)	(244)	(13)	(2,022)
Restructuring and related charges and interest expense	(15)	-	(15)	(1)	-	(16)
Interest expense	-	-	-	-	(145)	(145)
Underwriting income (loss)	$ 63	$ (4)	$ 59			
Net investment income			618	854	21	1,493
Realized capital gains and losses			(73)	(49)	(3)	(125)
Gain on disposition of operations			-	3	-	3
Income tax (expense) benefit			(184)	(83)	53	(214)
Preferred stock dividends			-	-	(58)	(58)
Net income applicable to common shareholders			$ 420	$ 184	$ (145)	$ 459
Realized capital gains and losses, after-tax			46	32	1	79
Valuation changes on embedded derivatives that are not hedged, after-tax			-	8	-	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	2	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			12	-	-	12
Gain on disposition of operations, after-tax			-	(2)	-	(2)
Operating income (loss) *			$ 477	$ 224 [1]	$ (144) [1]	$ 557

Allstate Protection Products and Services	Allstate brand	Esurance brand	Encompass brand	SquareTrade	Answer Financial	Allstate Protection
Premiums and contract charges	$ 14,105	$ 819	$ 613	$ -	$ -	$ 15,537
Claims and claims expense	(10,499)	(613)	(470)	-	-	(11,582)
Amortization of deferred policy acquisition costs	(1,979)	(20)	(114)	-	-	(2,113)
Operating costs and expenses	(1,452)	(248)	(61)	-	(3)	(1,764)
Restructuring and related charges and interest expense	(14)	-	(1)	-	-	(15)
Underwriting income (loss)	$ 161	$ (62)	$ (33)	$ -	$ (3)	$ 63

[1] Operating income is the segment measure for Allstate Financial and Corporate and Other and is not a non-GAAP measure.

5

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $56,901, $57,194, $56,576, $57,775 and $55,770)	$ 58,656	$ 58,636	$ 57,839	$ 60,306	$ 58,129
Equity securities, at fair value (cost $5,321, $5,026, $5,157, $4,800 and $4,924)	6,117	5,685	5,666	5,288	5,265
Mortgage loans	4,336	4,349	4,486	4,396	4,453
Limited partnership interests	6,206	5,982	5,814	5,588	5,407
Short-term, at fair value (amortized cost $2,175, $2,753, $4,288, $1,863 and $2,850)	2,175	2,753	4,288	1,863	2,850
Other	3,815	3,738	3,706	3,663	3,590
Total investments	81,305	81,143	81,799	81,104	79,694
Cash	482	442	436	389	446
Premium installment receivables, net	5,693	5,649	5,597	5,799	5,593
Deferred policy acquisition costs	4,037	3,988	3,954	3,886	3,819
Reinsurance recoverables, net [(1)]	8,722	8,723	8,745	8,922	8,650
Accrued investment income	573	577	567	567	564
Property and equipment, net	1,072	1,067	1,065	1,013	1,011
Goodwill	2,309	2,295	1,219	1,219	1,219
Other assets	3,256	2,923	1,835	2,169	2,850
Separate Accounts	3,416	3,436	3,393	3,469	3,438
Total assets	$ 110,865	$ 110,243	$ 108,610	$ 108,537	$ 107,284

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 25,884	$ 25,628	$ 25,250	$ 25,450	$ 24,904
Reserve for life-contingent contract benefits	12,234	12,223	12,239	12,228	12,215
Contractholder funds	19,832	20,051	20,260	20,583	20,845
Unearned premiums	13,024	12,705	12,583	12,772	12,300
Claim payments outstanding	939	845	879	934	946
Deferred income taxes	1,104	833	487	935	782
Other liabilities and accrued expenses	6,583	7,018	6,599	6,122	6,192
Long-term debt	6,348	6,346	6,347	5,110	5,109
Separate Accounts	3,416	3,436	3,393	3,469	3,438
Total liabilities	89,364	89,085	88,037	87,603	86,731
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 361 million, 365 million, 366 million, 368 million and 371 million shares outstanding [(2)]	9	9	9	9	9
Additional capital paid-in	3,269	3,285	3,303	3,237	3,203
Retained income	41,622	41,208	40,678	39,990	39,623
Deferred ESOP expense	(6)	(6)	(6)	(13)	(13)
Treasury stock, at cost (539 million, 535 million, 534 million, 532 million and 529 million shares)	(25,241)	(24,887)	(24,741)	(24,537)	(24,310)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	65	59	57	56	49
Other unrealized net capital gains and losses	1,590	1,304	1,091	1,902	1,702
Unrealized adjustment to DAC, DSI and insurance reserves	(129)	(107)	(95)	(141)	(127)
Total unrealized net capital gains and losses	1,526	1,256	1,053	1,817	1,624
Unrealized foreign currency translation adjustments	(42)	(53)	(50)	(48)	(41)
Unrecognized pension and other postretirement benefit cost	(1,382)	(1,400)	(1,419)	(1,267)	(1,288)
Total accumulated other comprehensive income (loss)	102	(197)	(416)	502	295
Total shareholders' equity	21,501	21,158	20,573	20,934	20,553
Total liabilities and shareholders' equity	$ 110,865	$ 110,243	$ 108,610	$ 108,537	$ 107,284

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $6.21 billion, $6.18 billion, $6.18 billion, $6.35 billion and $6.03 billion as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(2) Common shares outstanding were 361,280,366; 365,015,746; 365,771,746; 368,126,127 and 371,181,913 as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

6

7 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2016 2016 2016 2016 Book value per common share Numerator: Common shareholders' equity (1) $ 19,755 $ 19,412 $ 18,827 $ 19,188 $ 18,807 $ 18,594 Denominator: Common shares outstanding and dilutive potential common shares outstanding 367.0 370.4 370.8 372.7 375.8 380.3 Book value per common share $ 53.83 $ 52.41 $ 50.77 $ 51.48 $ 50.05 $ 48.89 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Common shareholders' equity $ 19,755 $ 19,412 $ 18,827 $ 19,188 $ 18,807 $ 18,594 Unrealized net capital gains and losses on fixed income securities 1,013 831 727 1,506 1,407 993 Adjusted common shareholders' equity $ 18,742 $ 18,581 $ 18,100 $ 17,682 $ 17,400 $ 17,601 Denominator: Common shares outstanding and dilutive potential common shares outstanding 367.0 370.4 370.8 372.7 375.8 380.3 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * $ 51.07 $ 50.16 $ 48.81 $ 47.44 $ 46.30 $ 46.28 (1) BOOK VALUE PER COMMON SHARE THE ALLSTATE CORPORATION ($ in millions, except per share data) Excludes equity related to preferred stock of $1,746 million in each period.

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Common Shareholders' Equity						
Numerator:						
Net income applicable to common shareholders [1]	$ 2,518	$ 2,210	$ 1,761	$ 1,410	$ 1,540	$ 1,624
Denominator:						
Beginning common shareholders' equity	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Ending common shareholders' equity	19,755	19,412	18,827	19,188	18,807	18,594
Average common shareholders' equity [2]	$ 19,281	$ 19,003	$ 18,553	$ 18,973	$ 19,180	$ 19,514
Return on common shareholders' equity	13.1 %	11.6 %	9.5 %	7.4 %	8.0 %	8.3 %
Operating Income Return on Common Shareholders' Equity						
Numerator:						
Operating income * [1]	$ 2,399	$ 2,124	$ 1,838	$ 1,656	$ 1,792	$ 1,819
Denominator:						
Beginning common shareholders' equity	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Unrealized net capital gains and losses	1,624	1,200	620	879	1,419	2,137
Adjusted beginning common shareholders' equity	17,183	17,394	17,659	17,879	18,133	18,296
Ending common shareholders' equity	19,755	19,412	18,827	19,188	18,807	18,594
Unrealized net capital gains and losses	1,526	1,256	1,053	1,817	1,624	1,200
Adjusted ending common shareholders' equity	18,229	18,156	17,774	17,371	17,183	17,394
Average adjusted common shareholders' equity [2]	$ 17,706	$ 17,775	$ 17,717	$ 17,625	$ 17,658	$ 17,845
Operating income return on common shareholders' equity *	13.5 %	11.9 %	10.4 %	9.4 %	10.1 %	10.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

8

9 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2016 2016 2016 2016 Debt Short-term debt $ - $ - $ - $ - $ - $ - Long-term debt 6,348 6,346 6,347 5,110 5,109 5,108 Total debt $ 6,348 $ 6,346 $ 6,347 $ 5,110 $ 5,109 $ 5,108 Capital resources Debt $ 6,348 $ 6,346 $ 6,347 $ 5,110 $ 5,109 $ 5,108 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,746 1,746 Common stock 9 9 9 9 9 9 Additional capital paid-in 3,269 3,285 3,303 3,237 3,203 3,237 Retained income 41,622 41,208 40,678 39,990 39,623 39,505 Deferred ESOP expense (6) (6) (6) (13) (13) (13) Treasury stock (25,241) (24,887) (24,741) (24,537) (24,310) (23,994) Unrealized net capital gains and losses 1,526 1,256 1,053 1,817 1,624 1,200 Unrealized foreign currency translation adjustments (42) (53) (50) (48) (41) (46) Unrecognized pension and other postretirement benefit cost (1,382) (1,400) (1,419) (1,267) (1,288) (1,304) Total shareholders' equity 21,501 21,158 20,573 20,934 20,553 20,340 Total capital resources $ 27,849 $ 27,504 $ 26,920 $ 26,044 $ 25,662 $ 25,448 Ratio of debt to shareholders' equity 29.5% 30.0% 30.9% 24.4% 24.9% 25.1 % Ratio of debt to capital resources 22.8% 23.1% 23.6% 19.6% 19.9% 20.1 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES								
Net income	$ 579	$ 695	$ 840	$ 520	$ 271	$ 246	$ 1,274	$ 517
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation, amortization and other non-cash items	119	119	97	97	97	91	238	188
Realized capital gains and losses	(81)	(134)	(2)	(33)	(24)	149	(215)	125
Gain on disposition of operations	(12)	(2)	(1)	(1)	(1)	(2)	(14)	(3)
Interest credited to contractholder funds	175	173	168	183	185	190	348	375
Changes in:								
Policy benefits and other insurance reserves	45	183	(347)	401	118	459	228	577
Unearned premiums	282	(248)	(178)	478	267	(205)	34	62
Deferred policy acquisition costs	(79)	14	(6)	(87)	(65)	(7)	(65)	(72)
Premium installment receivables, net	(32)	(19)	194	(209)	(38)	11	(51)	(27)
Reinsurance recoverables, net	(5)	11	156	(300)	(80)	(40)	6	(120)
Income taxes	(326)	284	387	206	(150)	(26)	(42)	(176)
Other operating assets and liabilities	(174)	(219)	(57)	129	64	(152)	(393)	(88)
Net cash provided by operating activities	491	857	1,251	1,384	644	714	1,348	1,358
CASH FLOWS FROM INVESTING ACTIVITIES								
Proceeds from sales								
Fixed income securities	7,438	7,083	5,929	6,543	6,373	6,216	14,521	12,589
Equity securities	829	2,601	1,477	1,582	823	1,664	3,430	2,487
Limited partnership interests	271	210	247	271	183	180	481	363
Mortgage loans	-	-	-	-	(7)	7	-	-
Other investments	94	24	56	62	57	87	118	144
Investment collections								
Fixed income securities	1,034	1,029	1,103	1,292	1,189	949	2,063	2,138
Mortgage loans	82	223	98	253	71	79	305	150
Other investments	163	174	140	113	125	43	337	168
Investment purchases								
Fixed income securities	(8,414)	(8,800)	(5,708)	(9,335)	(7,546)	(5,401)	(17,214)	(12,947)
Equity securities	(1,090)	(2,383)	(1,837)	(1,441)	(939)	(1,733)	(3,473)	(2,672)
Limited partnership interests	(310)	(268)	(322)	(425)	(433)	(270)	(578)	(703)
Mortgage loans	(62)	(86)	(186)	(196)	(220)	(44)	(148)	(264)
Other investments	(313)	(219)	(211)	(225)	(196)	(253)	(532)	(449)
Change in short-term investments, net	570	1,572	(2,540)	763	688	(1,357)	2,142	(669)
Change in other investments, net	117	(10)	9	(21)	(20)	(19)	107	(39)
Purchases of property and equipment, net	(72)	(74)	(123)	(70)	(68)	(52)	(146)	(120)
Acquisition of operations	-	(1,356)	-	-	-	-	(1,356)	-
Net cash provided by (used in) investing activities	337	(280)	(1,868)	(834)	80	96	57	176
CASH FLOWS FROM FINANCING ACTIVITIES								
Proceeds from issuance of long-term debt	-	-	1,236	-	-	-	-	-
Repayments of long-term debt	-	-	(1)	-	-	(16)	-	(16)
Contractholder fund deposits	258	257	264	263	261	261	515	522
Contractholder fund withdrawals	(474)	(483)	(550)	(524)	(521)	(492)	(957)	(1,013)
Dividends paid on common stock	(135)	(122)	(122)	(124)	(125)	(115)	(257)	(240)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(58)	(58)
Treasury stock purchases	(393)	(264)	(183)	(250)	(448)	(456)	(657)	(904)
Shares reissued under equity incentive plans, net	41	67	41	51	42	30	108	72
Excess tax benefits on share-based payment arrangements	-	-	7	5	8	12	-	20
Other	(56)	3	1	1	3	31	(53)	34
Net cash (used in) provided by financing activities	(788)	(571)	664	(607)	(809)	(774)	(1,359)	(1,583)
NET INCREASE (DECREASE) IN CASH	40	6	47	(57)	(85)	36	46	(49)
CASH AT BEGINNING OF PERIOD	442	436	389	446	531	495	436	495
CASH AT END OF PERIOD	$ 482	$ 442	$ 436	$ 389	$ 446	$ 531	$ 482	$ 446

10

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2017

	Beginning balance Mar. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2017
Property-Liability	$ 2,247	$ 1,184	$ (1,103)	$ -	$ -	$ -	$ 2,328
Allstate Financial:							
Traditional life and accident and health	825	52	(36)	-	-	-	841
Interest-sensitive life	877	21	(31)	(4)	-	(32)	831
Fixed annuity	39	-	(2)	-	-	-	37
Subtotal	1,741	73	(69)	(4)	-	(32)	1,709
Consolidated	$ 3,988	$ 1,257	$ (1,172)	$ (4)	$ -	$ (32)	$ 4,037

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2016

	Beginning balance Mar. 31, 2016	Acquisition costs deferred	Amortization before adjustments	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged	Amortization (acceleration) deceleration for changes in assumptions	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2016
Property-Liability	$ 2,041	$ 1,117	$ (1,057)	$ -	$ -	$ -	$ 2,101
Allstate Financial:							
Traditional life and accident and health	796	48	(38)	-	-	-	806
Interest-sensitive life	924	26	(28)	(1)	-	(53)	868
Fixed annuity	46	-	(2)	-	-	-	44
Subtotal	1,766	74	(68)	(1)	-	(53)	1,718
Consolidated	$ 3,807	$ 1,191	$ (1,125)	$ (1)	$ -	$ (53)	$ 3,819

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

11

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2017							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments (1)(2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Amortization (acceleration) deceleration for changes in assumptions (2)	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,188	$ 2,333 (3)	$ (2,193)	$ -	$ -	$ -	$ 2,328	$ 2,328	$ -	$ 2,328
Allstate Financial:										
Traditional life and accident and health	821	101	(81)	-	-	-	841	841	-	841
Interest-sensitive life	905	43	(60)	(8)	-	(49)	831	1,020	(189)	831
Fixed annuity	40	-	(3)	-	-	-	37	37	-	37
Subtotal	1,766	144	(144)	(8)	-	(49)	1,709	1,898	(189)	1,709
Consolidated	$ 3,954	$ 2,477	$ (2,337)	$ (8)	$ -	$ (49)	$ 4,037	$ 4,226	$ (189)	$ 4,037

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2016							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments (1)(2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Amortization (acceleration) deceleration for changes in assumptions (2)	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 2,185	$ (2,113)	$ -	$ -	$ -	$ 2,101	$ 2,101	$ -	$ 2,101
Allstate Financial:										
Traditional life and accident and health	792	94	(80)	-	-	-	806	806	-	806
Interest-sensitive life	993	52	(56)	(3)	-	(118)	868	1,052	(184)	868
Fixed annuity	47	-	(3)	-	-	-	44	44	-	44
Subtotal	1,832	146	(139)	(3)	-	(118)	1,718	1,902	(184)	1,718
Consolidated	$ 3,861	$ 2,331	$ (2,252)	$ (3)	$ -	$ (118)	$ 3,819	$ 4,003	$ (184)	$ 3,819

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3) Includes $70 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

12

13 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2016 2016 2016 2016 Policies in Force statistics (in thousands) Allstate Protection (1) Allstate brand Auto 19,548 19,565 19,742 19,852 20,061 20,145 Homeowners 6,075 6,090 6,120 6,131 6,158 6,176 Landlord 703 710 716 720 726 732 Renter 1,564 1,563 1,568 1,557 1,554 1,556 Condominium 662 663 666 665 667 667 Other 1,270 1,264 1,264 1,260 1,256 1,253 Other personal lines 4,199 4,200 4,214 4,202 4,203 4,208 Commercial lines 262 272 285 296 308 318 Allstate Roadside Services 724 743 768 797 824 856 Allstate Dealer Services 4,139 4,150 4,142 4,125 4,059 3,987 Other business lines 4,863 4,893 4,910 4,922 4,883 4,843 Total 34,947 35,020 35,271 35,403 35,613 35,690 Esurance brand Auto 1,388 1,400 1,391 1,395 1,409 1,428 Homeowners 69 63 58 52 44 37 Other personal lines 47 48 47 47 47 46 Total 1,504 1,511 1,496 1,494 1,500 1,511 Encompass brand Auto 571 595 622 649 676 701 Homeowners 273 284 295 305 318 329 Other personal lines 91 94 98 101 105 108 Total 935 973 1,015 1,055 1,099 1,138 SquareTrade (2) 31,258 29,907 - - - - Allstate Protection Policies in Force 68,644 67,411 37,782 37,952 38,212 38,339 Allstate Financial (3) Allstate Life 2,020 2,017 2,023 2,019 2,022 2,021 Allstate Benefits 4,064 3,992 3,755 3,733 3,752 3,726 Allstate Annuities 240 246 251 256 261 267 Allstate Financial Policies in Force 6,324 6,255 6,029 6,008 6,035 6,014 Total Policies in Force 74,968 73,666 43,811 43,960 44,247 44,353 Agency Data (4) Total Allstate agencies (5) 12,200 12,200 12,200 12,200 12,200 12,100 Licensed sales professionals (6) 24,000 23,600 23,800 23,600 23,800 24,000 Allstate independent agencies (7) 2,300 2,200 2,200 2,200 2,000 2,100 (1) (2) (3) (4) (5) (6) (7) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 509 and 488 engaged Allstate independent agencies (“AIAs”) as of June 30, 2017 and December 31, 2016, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services represents memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services represents service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators (“TPAs”) as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. SquareTrade had PIF of 28.5, 25.8, 24.4 and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017, so they are not included in the periods above. Rounded to the nearest hundred. Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Premiums written	$ 8,289	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 16,012	$ 15,566
(Increase) decrease in unearned premiums	(301)	234	189	(472)	(264)	166	(67)	(98)
Other	30	2	(11)	30	27	42	32	69
Premiums earned	8,018	7,959	7,901	7,869	7,814	7,723	15,977	15,537
Claims and claims expense	(5,689)	(5,416)	(5,083)	(5,553)	(5,901)	(5,684)	(11,105)	(11,585)
Amortization of deferred policy acquisition costs	(1,103)	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)	(2,193)	(2,113)
Operating costs and expenses	(947)	(936)	(927)	(888)	(912)	(853)	(1,883)	(1,765)
Restructuring and related charges	(52)	(10)	(9)	(5)	(10)	(5)	(62)	(15)
Underwriting income (loss)	227	507	796	355	(66)	125	734	59
Net investment income	391	311	338	310	316	302	702	618
Income tax expense on operations	(196)	(255)	(383)	(218)	(70)	(141)	(451)	(211)
Realized capital gains and losses, after-tax	56	89	10	36	18	(64)	145	(46)
Gain on disposition of operations, after-tax	6	-	-	-	-	-	6	-
Net income applicable to common shareholders	$ 484	$ 652	$ 761	$ 483	$ 198	$ 222	$ 1,136	$ 420
Catastrophe losses	$ 993	$ 781	$ 303	$ 481	$ 961	$ 827	$ 1,774	$ 1,788
Amortization of purchased intangible assets	$ 24	$ 25	$ 5	$ 9	$ 9	$ 9	$ 49	$ 18
Operating ratios								
Claims and claims expense ("loss") ratio	71.0	68.0	64.3	70.6	75.5	73.6	69.5	74.6
Expense ratio	26.2	25.6	25.6	24.9	25.3	24.8	25.9	25.0
Combined ratio	97.2	93.6	89.9	95.5	100.8	98.4	95.4	99.6
Loss ratio	71.0	68.0	64.3	70.6	75.5	73.6	69.5	74.6
Less: effect of catastrophe losses	12.4	9.8	3.8	6.1	12.3	10.7	11.1	11.5
effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.3)	(1.6)	1.3	(0.2)	0.4	(1.1)	0.1
Underlying loss ratio *	59.6	59.5	62.1	63.2	63.4	62.5	59.5	63.0
Expense ratio	26.2	25.6	25.6	24.9	25.3	24.8	25.9	25.0
Less: effect of amortization of purchased intangible assets	0.3	0.3	-	0.1	0.1	0.1	0.3	0.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.9	25.3	25.6	24.8	25.2	24.7	25.6	24.9
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	97.2	93.6	89.9	95.5	100.8	98.4	95.4	99.6
Effect of catastrophe losses	(12.4)	(9.8)	(3.8)	(6.1)	(12.3)	(10.7)	(11.1)	(11.5)
Effect of prior year non-catastrophe reserve reestimates	1.0	1.3	1.6	(1.3)	0.2	(0.4)	1.1	(0.1)
Effect of amortization of purchased intangible assets	(0.3)	(0.3)	-	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)
Underlying combined ratio *	85.5	84.8	87.7	88.0	88.6	87.2	85.1	87.9
Effect of restructuring and related charges on combined ratio	0.6	0.1	0.1	0.1	0.1	0.1	0.4	0.1
Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	-	1.3	-	-	-	-

14

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Property-Liability Underwriting Summary								
Allstate Protection	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 741	$ 63
Discontinued Lines and Coverages	(5)	(2)	(3)	(100)	(2)	(2)	(7)	(4)
Underwriting income (loss)	$ 227	$ 507	$ 796	$ 355	$ (66)	$ 125	$ 734	$ 59
Allstate Protection Underwriting Summary								
Premiums written	$ 8,289	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 16,012	$ 15,566
Premiums earned	$ 8,018	$ 7,959	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 15,977	$ 15,537
Claims and claims expense	(5,686)	(5,414)	(5,080)	(5,454)	(5,899)	(5,683)	(11,100)	(11,582)
Amortization of deferred policy acquisition costs	(1,103)	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)	(2,193)	(2,113)
Operating costs and expenses	(945)	(936)	(927)	(887)	(912)	(852)	(1,881)	(1,764)
Restructuring and related charges	(52)	(10)	(9)	(5)	(10)	(5)	(62)	(15)
Underwriting income (loss)	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 741	$ 63
Catastrophe losses	$ 993	$ 781	$ 303	$ 481	$ 961	$ 827	$ 1,774	$ 1,788
Operating ratios								
Loss ratio	70.9	68.0	64.3	69.3	75.5	73.6	69.5	74.6
Expense ratio	26.2	25.6	25.6	24.9	25.3	24.8	25.9	25.0
Combined ratio	97.1	93.6	89.9	94.2	100.8	98.4	95.4	99.6
Effect of catastrophe losses on combined ratio	12.4	9.8	3.8	6.1	12.3	10.7	11.1	11.5
Effect of restructuring and related charges on combined ratio	0.6	0.1	0.1	0.1	0.1	0.1	0.4	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.3	0.3	-	0.1	0.1	0.1	0.3	0.1
Discontinued Lines and Coverages Underwriting Summary								
Premiums written	$ -	$ -	$ 1	$ 2	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(3)	(2)	(3)	(99)	(2)	(1)	(5)	(3)
Operating costs and expenses	(2)	-	-	(1)	-	(1)	(2)	(1)
Underwriting loss	$ (5)	$ (2)	$ (3)	$ (100)	$ (2)	$ (2)	$ (7)	$ (4)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	-	-	1.3	-	0.1	-	-
Allstate Protection Underwriting Income (Loss) by Brand								
Allstate brand	$ 292	$ 588	$ 793	$ 493	$ (10)	$ 171	$ 880	$ 161
Esurance brand	(26)	(10)	(21)	(41)	(37)	(25)	(36)	(62)
Encompass brand	(12)	(33)	29	5	(15)	(18)	(45)	(33)
SquareTrade	(22)	(35)	-	-	-	-	(57)	-
Answer Financial	-	(1)	(2)	(2)	(2)	(1)	(1)	(3)
Underwriting income (loss)	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 741	$ 63

15

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Allstate brand [1]								
Auto	$ 4,925	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 9,807	$ 9,513
Homeowners	1,847	1,403	1,638	1,869	1,831	1,392	3,250	3,223
Landlord	130	120	133	141	133	122	250	255
Renter	75	67	68	84	75	67	142	142
Condominium	68	55	63	70	67	53	123	120
Other	168	126	129	152	153	111	294	264
Other personal lines	441	368	393	447	428	353	809	781
Commercial lines	124	123	115	123	135	126	247	261
Other business lines	174	173	158	185	183	183	347	366
	7,511	6,949	7,060	7,564	7,344	6,800	14,460	14,144
Esurance brand								
Auto	386	439	382	428	376	439	825	815
Homeowners	20	16	15	16	14	11	36	25
Other personal lines	2	2	2	2	2	2	4	4
	408	457	399	446	392	452	865	844
Encompass brand								
Auto	148	125	138	153	162	138	273	300
Homeowners	112	91	103	121	126	104	203	230
Other personal lines	25	20	22	25	27	21	45	48
	285	236	263	299	315	263	521	578
SquareTrade	85	81	-	-	-	-	166	-
Allstate Protection	8,289	7,723	7,722	8,309	8,051	7,515	16,012	15,566
Discontinued Lines and Coverages [2]	-	-	1	2	-	-	-	-
Property-Liability	$ 8,289	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 16,012	$ 15,566
Allstate Protection								
Auto	$ 5,459	$ 5,446	$ 5,276	$ 5,521	$ 5,305	$ 5,323	$ 10,905	$ 10,628
Homeowners	1,979	1,510	1,756	2,006	1,971	1,507	3,489	3,478
Other personal lines	468	390	417	474	457	376	858	833
Commercial lines	124	123	115	123	135	126	247	261
Other business lines	174	173	158	185	183	183	347	366
SquareTrade	85	81	-	-	-	-	166	-
	$ 8,289	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 16,012	$ 15,566
Non-Proprietary Premiums								
Ivantage [3]	$ 1,584	$ 1,566	1,544	1,531	1,528	1,504	$ 3,150	3,032
Answer Financial [4]	148	153	140	158	150	151	301	301
[1] **Canada premiums included in Allstate brand**								
Auto	$ 228	$ 171	$ 182	$ 220	$ 234	$ 164	$ 399	$ 398
Homeowners	65	44	52	64	64	41	109	105
Other personal lines	16	12	13	16	16	10	28	26
	$ 309	$ 227	$ 247	$ 300	$ 314	$ 215	$ 536	$ 529

[2] Primarily represents retrospective reinsurance premium recognized when billed.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and six months ended June 30, 2017 were $27.0 million and $50.3 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and six months ended June 30, 2017 were $17.9 million and $36.0 million, respectively.

16

17 Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 23 0.7 3.2 18 1.7 (10) 5.3 (10) 23 1.3 5.6 Homeowners (5)(6) 3 0.1 2.0 14 1.0 4.2 12 0.5 4.7 Esurance brand Auto 12 1.7 5.6 7 0.7 5.3 13 2.2 6.2 Homeowners - - - - - - 1 (0.5) (10.0) Encompass brand Auto 11 2.3 7.5 5 1.4 7.2 8 3.2 9.9 Homeowners 9 2.8 8.9 3 0.2 3.4 6 0.6 3.3 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 25 1.0 7.1 35 3.2 6.2 25 1.7 7.3 Homeowners (5)(6) 10 0.2 4.6 11 0.8 4.9 15 (0.4) (2.3) Esurance brand Auto 9 0.4 2.3 15 1.3 5.6 6 0.3 2.7 Homeowners N/A N/A N/A N/A N/A N/A N/A N/A N/A Encompass brand Auto 9 1.6 8.8 10 4.1 9.5 4 1.6 14.3 Homeowners 5 1.4 9.2 6 1.7 8.1 5 1.4 11.6 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.8%, 1.1%, 1.1%, 1.5%, 3.4% and 1.4% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Three months ended Three months ended March 31, 2017June 30, 2017 (1) June 30, 2016 March 31, 2016 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending June 30, 2017 are estimated to total $197 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Includes a rate increase in California in first quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7% for the three months ended March 31, 2017, respectively. December 31, 2016 September 30, 2016 Three months ended Three months ended Three months ended Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.1%, 0.9%, 0.6%, 0.6%, 0.5% and 0.7% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 2 Canadian provinces. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Starting in second quarter 2017, Encompass brand auto and homeowners operates in 39 states and the District of Columbia. Allstate brand auto rate changes were 4.7%, 7.2%, 7.2%, 7.8% and 8.4% for the trailing twelve months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Allstate brand auto rate changes were cumulatively $2.75 billion or 15.0% in 2017, 2016 and 2015. Allstate brand homeowner rate changes were cumulatively $340 million or 5.0% in 2017, 2016 and 2015.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Net premiums written	$ 7,511	$ 6,949	$ 7,060	$ 7,564	$ 7,344	$ 6,800	$ 14,460	$ 14,144
Net premiums earned								
Auto	$ 4,883	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 9,722	$ 9,412
Homeowners	1,691	1,688	1,691	1,683	1,684	1,678	3,379	3,362
Other personal lines	411	405	403	399	397	393	816	790
Commercial lines	118	125	123	127	127	129	243	256
Other business lines	142	141	145	150	142	143	283	285
Total	7,245	7,198	7,188	7,152	7,095	7,010	14,443	14,105
Incurred losses								
Auto	$ 3,441	$ 3,224	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 6,665	$ 7,153
Homeowners	1,273	1,194	765	893	1,260	1,190	2,467	2,450
Other personal lines	258	265	234	236	256	261	523	517
Commercial lines	86	96	109	112	135	119	182	254
Other business lines	54	52	60	69	64	61	106	125
Total	5,112	4,831	4,584	4,920	5,349	5,150	9,943	10,499
Expenses								
Auto	$ 1,236	$ 1,161	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 2,397	$ 2,271
Homeowners	371	387	396	384	373	377	758	750
Other personal lines	115	112	117	113	106	103	227	209
Commercial lines	34	33	34	34	35	38	67	73
Other business lines	85	86	83	74	74	68	171	142
Total	1,841	1,779	1,811	1,739	1,756	1,689	3,620	3,445
Underwriting income (loss)								
Auto	$ 206	$ 454	$ 229	$ 49	$ (57)	$ 45	$ 660	$ (12)
Homeowners	47	107	530	406	51	111	154	162
Other personal lines	38	28	52	50	35	29	66	64
Commercial lines	(2)	(4)	(20)	(19)	(43)	(28)	(6)	(71)
Other business lines	3	3	2	7	4	14	6	18
Total	292	588	793	493	(10)	171	880	161
Loss ratio	70.6	67.1	63.8	68.8	75.4	73.5	68.8	74.5
Expense ratio	25.4	24.7	25.2	24.3	24.7	24.1	25.1	24.4
Combined ratio	96.0	91.8	89.0	93.1	100.1	97.6	93.9	98.9
Loss ratio	70.6	67.1	63.8	68.8	75.4	73.5	68.8	74.5
Less: effect of catastrophe losses	12.7	9.8	4.0	6.2	12.9	11.2	11.2	12.1
effect of prior year non-catastrophe reserve reestimates	(1.1)	(1.5)	(1.5)	-	(0.3)	0.3	(1.3)	-
Underlying loss ratio *	59.0	58.8	61.3	62.6	62.8	62.0	58.9	62.4
Expense ratio	25.4	24.7	25.2	24.3	24.7	24.1	25.1	24.4
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.4	24.7	25.2	24.3	24.7	24.1	25.1	24.4
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	96.0	91.8	89.0	93.1	100.1	97.6	93.9	98.9
Effect of catastrophe losses	(12.7)	(9.8)	(4.0)	(6.2)	(12.9)	(11.2)	(11.2)	(12.1)
Effect of prior year non-catastrophe reserve reestimates	1.1	1.5	1.5	-	0.3	(0.3)	1.3	-
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-
Underlying combined ratio *	84.4	83.5	86.5	86.9	87.5	86.1	84.0	86.8
Effect of prior year reserve reestimates on combined ratio	(1.1)	(1.5)	(1.6)	-	-	0.2	(1.3)	0.1
Effect of advertising expenses on combined ratio	1.8	2.0	2.4	2.2	2.2	1.5	1.9	1.9

18

19 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 New Issued Applications (in thousands) (2) Auto (3) 639 610 562 584 582 584 1,249 1,166 Homeowners (4) 195 163 167 188 193 164 358 357 Average Premium - Gross Written ($) (5) Auto 544 538 537 532 516 507 541 511 Homeowners 1,192 1,187 1,181 1,181 1,171 1,174 1,190 1,173 Average Premium - Net Earned ($) (6) Auto 499 492 487 479 471 461 496 466 Homeowners 1,106 1,106 1,105 1,099 1,090 1,082 1,106 1,086 Renewal Ratio (%) (7) Auto (8) 87.4 87.4 87.4 87.5 88.0 88.0 87.4 88.0 Homeowners (9) 87.0 87.1 87.5 87.9 87.8 88.1 87.0 88.0 Auto Claim Frequency (10) (% change year-over-year) Bodily Injury Gross (4.7) (6.0) (2.0) 0.3 2.8 1.1 (5.4) 2.0 Bodily Injury Paid (11) (23.7) (20.5) (19.2) (19.6) 1.5 5.9 (22.1) 3.6 Property Damage Gross (5.2) (3.9) 1.2 3.9 5.6 2.1 (4.6) 3.8 Property Damage Paid (12) (3.4) (3.2) (1.2) 0.1 (0.1) 2.4 (3.3) 1.1 Auto Paid Claim Severity (13) (% change year-over-year) Bodily injury (11) 28.3 25.1 18.8 12.4 (2.3) (5.5) 26.6 (3.9) Property damage 1.6 4.8 1.9 1.9 5.3 7.5 3.2 6.3 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (10) 6.0 7.6 2.2 5.2 (12.5) (7.7) 6.8 (10.2) Paid Claim frequency (10) 7.1 2.3 (0.5) 0.7 (14.3) (2.0) 4.7 (8.6) Paid Claim severity (0.2) 4.1 1.8 (0.5) 4.7 (2.7) 1.9 1.4 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. 33 states, including 6 of our 10 largest states, experienced increases in new issued applications in the second quarter of 2017 compared to the same period of 2016. 36 states, including 6 of our 10 largest states, experienced increases in new issued applications in the first six months of 2017 compared to the same period of 2016. Of our largest 10 states, 6 experienced increases in new issued applications in both the second quarter and first six months of 2017 compared to the same periods of 2016. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Six months endedThree months ended Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Decreases in bodily injury paid claim frequency and the related increase in severity reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by a reduced number of claims opened and a change in the mix of paid claims toward a higher proportion of larger severity payments and increases in medical inflationary trends that were offset by improvements in loss cost management. 2 of our largest 10 states experienced increases in the renewal ratio in both the second quarter and first six months of 2017 compared to the same periods of 2016. Of our largest 10 states, 1 experienced an increase in the renewal ratio in both the second quarter and first six months of 2017 compared to the same periods of 2016. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. 42 states experienced a year over year decrease in property damage paid claim frequency in second quarter 2017 when compared to second quarter 2016.

20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% -2.0% -6.0% -4.7% % Change in paid claim frequency (3) -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% -19.2% -20.5% -23.7% (1) (2) (3) Frequency statistics exclude counts associated with catastrophe events. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Decreases in bodily injury paid claim frequency and the related increase in severity as depicted on page 19 reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by a reduced number of claims opened and a change in the mix of paid claims toward a higher proportion of larger severity payments and increases in medical inflationary trends that were offset by improvements in loss cost management. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 20172012 2013 2014 2015 2016 -28.0% -24.0% -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

21 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3) -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% 1.2% -3.9% -5.2% % Change in paid claim frequency -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% -1.2% -3.2% -3.4% (1) (2) (3) Frequency statistics exclude counts associated with catastrophe events. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 20172012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Net premiums written	$ 408	$ 457	$ 399	$ 446	$ 392	$ 452	$ 865	$ 844
Net premiums earned								
Auto	$ 411	$ 403	$ 408	$ 405	$ 403	$ 394	$ 814	$ 797
Homeowners	16	14	13	11	10	8	30	18
Other personal lines	2	2	2	2	2	2	4	4
Total	429	419	423	418	415	404	848	819
Incurred losses								
Auto	$ 324	$ 300	$ 310	$ 313	$ 308	$ 289	$ 624	$ 597
Homeowners	21	13	8	11	10	4	34	14
Other personal lines	1	1	1	2	1	1	2	2
Total	346	314	319	326	319	294	660	613
Expenses								
Auto	$ 100	$ 107	$ 114	$ 111	$ 107	$ 123	$ 207	$ 230
Homeowners	8	8	10	22	25	11	16	36
Other personal lines	1	-	1	-	1	1	1	2
Total	109	115	125	133	133	135	224	268
Underwriting income (loss)								
Auto [(1)]	$ (13)	$ (4)	$ (16)	$ (19)	$ (12)	$ (18)	$ (17)	$ (30)
Homeowners	(13)	(7)	(5)	(22)	(25)	(7)	(20)	(32)
Other personal lines	-	1	-	-	-	-	1	-
Total	(26)	(10)	(21)	(41)	(37)	(25)	(36)	(62)
Loss ratio	80.7	74.9	75.4	78.0	76.9	72.8	77.8	74.9
Expense ratio	25.4	27.5	29.6	31.8	32.0	33.4	26.4	32.7
Combined ratio	106.1	102.4	105.0	109.8	108.9	106.2	104.2	107.6
Loss ratio	80.7	74.9	75.4	78.0	76.9	72.8	77.8	74.9
Less: effect of catastrophe losses	5.6	1.9	1.2	3.3	3.4	0.7	3.7	2.1
effect of prior year non-catastrophe reserve reestimates	-	-	(2.1)	(1.0)	(1.0)	(1.0)	-	(1.0)
Underlying loss ratio *	75.1	73.0	76.3	75.7	74.5	73.1	74.1	73.8
Expense ratio	25.4	27.5	29.6	31.8	32.0	33.4	26.4	32.7
Less: effect of amortization of purchased intangible assets	-	0.3	0.9	1.5	1.7	1.5	0.1	1.6
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.4	27.2	28.7	30.3	30.3	31.9	26.3	31.1
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio [(1)(2)]	106.1	102.4	105.0	109.8	108.9	106.2	104.2	107.6
Effect of catastrophe losses	(5.6)	(1.9)	(1.2)	(3.3)	(3.4)	(0.7)	(3.7)	(2.1)
Effect of prior year non-catastrophe reserve reestimates	-	-	2.1	1.0	1.0	1.0	-	1.0
Effect of amortization of purchased intangible assets	-	(0.3)	(0.9)	(1.5)	(1.7)	(1.5)	(0.1)	(1.6)
Underlying combined ratio * [(2)]	100.5	100.2	105.0	106.0	104.8	105.0	100.4	104.9
Effect of prior year reserve reestimates on combined ratio	(0.2)	-	(2.1)	(1.0)	(1.0)	(1.0)	(0.1)	(1.0)
Effect of advertising expenses on combined ratio [(2)]	8.6	8.6	9.2	11.7	12.2	11.6	8.6	12.0
Policies in Force (in thousands)								
Auto	1,388	1,400	1,391	1,395	1,409	1,428	1,388	1,409
Homeowners	69	63	58	52	44	37	69	44
Other personal lines	47	48	47	47	47	46	47	47
	1,504	1,511	1,496	1,494	1,500	1,511	1,504	1,500
New Issued Applications (in thousands)								
Auto	120	143	137	151	141	168	263	309
Homeowners	9	8	9	10	11	7	17	18
Other personal lines	7	8	8	9	8	10	15	18
	136	159	154	170	160	185	295	345
Average Premium - Gross Written ($)								
Auto	564	571	555	546	538	547	568	543
Homeowners	910	919	861	872	855	891	915	870
Renewal Ratio (%)								
Auto	81.9	80.4	79.3	78.9	80.0	79.6	81.1	79.8
Homeowners [(3)]	86.1	83.5	82.9	83.1	83.9	81.6	85.1	83.0

(1) Auto underwriting income includes an underwriting loss related to Esurance expansion into Canada of $2 million or 0.5 points on the combined ratio and underlying combined ratio in both the second quarter of 2017 and 2016.

(2) Advertising expenses for US Auto and Homeowners were $35 million and $2 million in second quarter 2017 compared to $34 million and $16 million in second quarter 2016, respectively. The effect of Esurance brand US Auto and Homeowners advertising expenses on the Esurance combined ratio and underlying combined ratio was 8.2 points and 0.5 points in second quarter 2017 compared to 8.2 points and 3.9 points in second quarter 2016, respectively. Our expense ratio was impacted due to reductions in homeowners marketing spending.

(3) Esurance's renewal ratios exclude the impact of risk related cancellations. Customers can enter into a policy without a physical inspection. During the underwriting review period, a number of policies may be canceled if upon inspection the condition is unsatisfactory, causing the renewal ratio to appear lower.

22

23 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 285 $ 236 $ 263 $ 299 $ 315 $ 263 $ 521 $ 578 Net premiums earned Auto $ 143 $ 146 $ 151 $ 155 $ 158 $ 159 $ 289 $ 317 Homeowners 108 113 115 119 121 124 221 245 Other personal lines 23 24 24 25 25 26 47 51 Total 274 283 290 299 304 309 557 613 Incurred losses Auto $ 105 $ 104 $ 104 $ 117 $ 130 $ 123 $ 209 $ 253 Homeowners 84 108 60 74 85 85 192 170 Other personal lines 10 21 13 17 16 31 31 47 Total 199 233 177 208 231 239 432 470 Expenses Auto $ 46 $ 43 $ 44 $ 44 $ 45 $ 45 $ 89 $ 90 Homeowners 34 33 33 34 36 36 67 72 Other personal lines 7 7 7 8 7 7 14 14 Total 87 83 84 86 88 88 170 176 Underwriting income (loss) Auto $ (8) $ (1) $ 3 $ (6) $ (17) $ (9) $ (9) $ (26) Homeowners (10) (28) 22 11 - 3 (38) 3 Other personal lines 6 (4) 4 - 2 (12) 2 (10) Total (12) (33) 29 5 (15) (18) (45) (33) Loss ratio 72.6 82.4 61.0 69.6 76.0 77.3 77.6 76.7 Expense ratio 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Combined ratio 104.4 111.7 90.0 98.3 104.9 105.8 108.1 105.4 Loss ratio 72.6 82.4 61.0 69.6 76.0 77.3 77.6 76.7 Less: effect of catastrophe losses 19.0 23.7 3.1 9.0 11.2 13.3 21.4 12.3 effect of prior year non-catastrophe reserve reestimates (2.2) 1.4 (3.8) - 0.9 4.2 (0.4) 2.6 Underlying loss ratio * 55.8 57.3 61.7 60.6 63.9 59.8 56.6 61.8 Expense ratio 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Less: effect of amortization of purchased intangible assets - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Reconciliation of combined ratio to underlying combined ratio Combined ratio 104.4 111.7 90.0 98.3 104.9 105.8 108.1 105.4 Effect of catastrophe losses (19.0) (23.7) (3.1) (9.0) (11.2) (13.3) (21.4) (12.3) Effect of prior year non-catastrophe reserve reestimates 2.2 (1.4) 3.8 - (0.9) (4.2) 0.4 (2.6) Underlying combined ratio * 87.6 86.6 90.7 89.3 92.8 88.3 87.1 90.5 Effect of prior year reserve reestimates on combined ratio (2.9) 2.1 (3.8) 0.3 0.3 4.5 (0.4) 2.4 Effect of advertising expenses on combined ratio - - 0.3 - 0.3 - - 0.2 Policies in Force (in thousands) Auto 571 595 622 649 676 701 571 676 Homeowners 273 284 295 305 318 329 273 318 Other personal lines 91 94 98 101 105 108 91 105 935 973 1,015 1,055 1,099 1,138 935 1,099 New Issued Applications (in thousands) Auto 13 12 11 13 15 15 25 30 Homeowners 8 7 7 9 9 9 15 18 Average Premium - Gross Written ($) Auto 1,065 1,057 1,043 1,022 988 981 1,062 985 Homeowners 1,667 1,659 1,650 1,659 1,629 1,618 1,664 1,624 Renewal Ratio (%) Auto 74.2 73.1 73.1 73.1 75.5 76.1 73.7 75.8 Homeowners 78.7 78.2 78.3 77.9 79.9 81.5 78.5 80.6 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
SQUARETRADE PROFITABILITY MEASURES [1]

($ in millions)	Three months ended June 30, 2017	Three months ended March 31, 2017	Three months ended Dec. 31, 2016	Three months ended Sept. 30, 2016	Three months ended June 30, 2016	Three months ended March 31, 2016	Six months ended June 30, 2017	Six months ended June 30, 2016
Net premiums written	$ 85	$ 81	$ -	$ -	$ -	$ -	$ 166	$ -
Net premiums earned	$ 70	$ 59	$ -	$ -	$ -	$ -	$ 129	$ -
Claims and claims expense	$ (29) [2]	$ (36)	$ -	$ -	$ -	$ -	$ (65)	$ -
Amortization of deferred policy acquisition costs	$ (10)	$ (8)	$ -	$ -	$ -	$ -	$ (18)	$ -
Other costs and expenses	(30)	(27)	-	-	-	-	(57)	-
Amortization of purchased intangible assets	(23)	(23)	-	-	-	-	(46)	-
Expenses	(63)	(58)	-	-	-	-	(121)	-
Underwriting loss	$ (22)	$ (35)	$ -	$ -	$ -	$ -	$ (57)	$ -
Net investment income	-	-	-	-	-	-	-	-
Realized capital gains and losses	-	-	-	-	-	-	-	-
Income tax benefit	8	12	-	-	-	-	20	-
Net loss applicable to common shareholders	$ (14)	$ (23)	$ -	$ -	$ -	$ -	$ (37)	$ -
Realized capital gains and losses, after-tax	-	-	-	-	-	-	-	-
Amortization of purchased intangible assets, after-tax	15	15	-	-	-	-	30	-
Operating income *	$ 1	$ (8)	$ -	$ -	$ -	$ -	$ (7)	$ -
Fair value adjustments, after-tax [3]	3	4	-	-	-	-	7	-
Adjusted SquareTrade operating income *	$ 4	$ (4)	$ -	$ -	$ -	$ -	$ -	$ -
Policies in Force (in thousands) [4]	31,258	29,907	-	-	-	-	31,258	-

(1) SquareTrade was acquired on January 3, 2017 and therefore is only included for the quarters and year-to-date periods of 2017.

(2) Includes a $6 million favorable adjustment for loss experience.

(3) In connection with the acquisition, purchase accounting adjustments were made to recognize the acquired assets and liabilities at their fair value. The Company recorded unearned premiums of $373 million, which was reduced by $48 million, and the Company recorded contractual liability insurance policy premium expenses (reported in other assets) of $201 million and commissions paid to retailers (reported in deferred policy acquisition costs) of $70 million, which were reduced $15 million, respectively. Unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are earned over the life of the in force contracts or approximately three years. The purchase accounting adjustments had the following impact:

- For the three months ended March 31, 2017, net premiums earned, incurred losses and expenses were lower by $8 million, $1.4 million and $0.6 million, pre-tax, respectively.
- For the three months ended June 30, 2017, net premiums earned, incurred losses and expenses were lower by $6 million, $1.4 million and $0.6 million, pre-tax, respectively.
- For the six months ended June 30, 2017, net premiums earned, incurred losses and expenses were lower by $14 million, $2.8 million and $1.2 million, pre-tax, respectively.

(4) SquareTrade had PIF of 28.5, 25.8, 24.4 and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017, so they are not reflected in the periods above.

24

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Net premiums written								
Allstate brand	$ 4,925	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 9,807	$ 9,513
Esurance brand	386	439	382	428	376	439	825	815
Encompass brand	148	125	138	153	162	138	273	300
	5,459	5,446	5,276	5,521	5,305	5,323	10,905	10,628
Net premiums earned								
Allstate brand	$ 4,883	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 9,722	$ 9,412
Esurance brand	411	403	408	405	403	394	814	797
Encompass brand	143	146	151	155	158	159	289	317
	5,437	5,388	5,385	5,353	5,306	5,220	10,825	10,526
Incurred losses								
Allstate brand	$ 3,441	$ 3,224	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 6,665	$ 7,153
Esurance brand	324	300	310	313	308	289	624	597
Encompass brand	105	104	104	117	130	123	209	253
	3,870	3,628	3,830	4,040	4,072	3,931	7,498	8,003
Expenses								
Allstate brand	$ 1,236	$ 1,161	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 2,397	$ 2,271
Esurance brand	100	107	114	111	107	123	207	230
Encompass brand	46	43	44	44	45	45	89	90
	1,382	1,311	1,339	1,289	1,320	1,271	2,693	2,591
Underwriting income (loss)								
Allstate brand	$ 206	$ 454	$ 229	$ 49	$ (57)	$ 45	$ 660	$ (12)
Esurance brand	(13)	(4)	(16)	(19)	(12)	(18)	(17)	(30)
Encompass brand	(8)	(1)	3	(6)	(17)	(9)	(9)	(26)
	185	449	216	24	(86)	18	634	(68)
Loss ratio								
Allstate brand	70.5	66.6	70.8	75.3	76.6	75.4	68.5	76.0
Esurance brand	78.9	74.4	76.0	77.3	76.4	73.4	76.7	74.9
Encompass brand	73.4	71.2	68.9	75.5	82.3	77.4	72.3	79.8
Allstate Protection	71.2	67.4	71.1	75.5	76.7	75.3	69.2	76.0
Expense ratio								
Allstate brand	25.3	24.0	24.5	23.7	24.6	23.6	24.7	24.1
Esurance brand	24.3	26.6	27.9	27.4	26.6	31.2	25.4	28.9
Encompass brand	32.2	29.5	29.1	28.4	28.5	28.3	30.8	28.4
Allstate Protection	25.4	24.3	24.9	24.1	24.9	24.4	24.9	24.6
Combined ratio								
Allstate brand	95.8	90.6	95.3	99.0	101.2	99.0	93.2	100.1
Esurance brand	103.2	101.0	103.9	104.7	103.0	104.6	102.1	103.8
Encompass brand	105.6	100.7	98.0	103.9	110.8	105.7	103.1	108.2
Allstate Protection	96.6	91.7	96.0	99.6	101.6	99.7	94.1	100.6
Effect of catastrophe losses on combined ratio								
Allstate brand	4.2	1.3	1.2	3.1	4.1	2.9	2.8	3.5
Esurance brand	3.6	1.0	1.0	2.2	2.2	0.5	2.4	1.4
Encompass brand	4.9	2.8	-	3.3	1.9	1.3	3.8	1.6
Allstate Protection	4.2	1.4	1.2	3.1	3.9	2.7	2.8	3.3
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	(1.2)	(1.8)	(2.0)	(0.1)	(0.8)	0.1	(1.5)	(0.3)
Esurance brand	0.3	-	(2.2)	(1.0)	(1.0)	(1.0)	0.1	(1.0)
Encompass brand	(0.7)	-	(3.3)	(1.3)	3.2	1.3	(0.3)	2.2
Allstate Protection	(1.1)	(1.6)	(2.1)	(0.2)	(0.7)	0.1	(1.4)	(0.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	-	(0.2)	-	(0.1)	(0.1)	(0.1)	(0.1)	-
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	(0.7)	-	(0.6)	-	(0.6)	-	(0.3)	(0.3)
Allstate Protection	-	(0.1)	-	(0.1)	(0.1)	(0.1)	(0.1)	-
Effect of amortization of purchased intangible assets on combined ratio								
Esurance brand	-	0.2	0.9	1.5	1.8	1.5	0.1	1.6
Allstate Protection	-	-	-	0.1	0.1	0.1	-	0.1

25

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES

($ in millions)	Three months ended June 30, 2017	Three months ended March 31, 2017	Three months ended Dec. 31, 2016	Three months ended Sept. 30, 2016	Three months ended June 30, 2016	Three months ended March 31, 2016	Six months ended June 30, 2017	Six months ended June 30, 2016
Net premiums written								
Allstate brand	$ 1,847	$ 1,403	$ 1,638	$ 1,869	$ 1,831	$ 1,392	$ 3,250	$ 3,223
Esurance brand	20	16	15	16	14	11	36	25
Encompass brand	112	91	103	121	126	104	203	230
	1,979	1,510	1,756	2,006	1,971	1,507	3,489	3,478
Net premiums earned								
Allstate brand	$ 1,691	$ 1,688	$ 1,691	$ 1,683	$ 1,684	$ 1,678	$ 3,379	$ 3,362
Esurance brand	16	14	13	11	10	8	30	18
Encompass brand	108	113	115	119	121	124	221	245
	1,815	1,815	1,819	1,813	1,815	1,810	3,630	3,625
Incurred losses								
Allstate brand	$ 1,273	$ 1,194	$ 765	$ 893	$ 1,260	$ 1,190	$ 2,467	$ 2,450
Esurance brand	21	13	8	11	10	4	34	14
Encompass brand	84	108	60	74	85	85	192	170
	1,378	1,315	833	978	1,355	1,279	2,693	2,634
Expenses								
Allstate brand	$ 371	$ 387	$ 396	$ 384	$ 373	$ 377	$ 758	$ 750
Esurance brand	8	8	10	22	25	11	16	36
Encompass brand	34	33	33	34	36	36	67	72
	413	428	439	440	434	424	841	858
Underwriting income (loss)								
Allstate brand	$ 47	$ 107	$ 530	$ 406	$ 51	$ 111	$ 154	$ 162
Esurance brand	(13)	(7)	(5)	(22)	(25)	(7)	(20)	(32)
Encompass brand	(10)	(28)	22	11	-	3	(38)	3
	24	72	547	395	26	107	96	133
Loss ratio								
Allstate brand	75.3	70.8	45.3	53.1	74.8	70.9	73.0	72.9
Esurance brand	131.3	92.9	61.6	100.0	100.0	50.0	113.4	77.8
Encompass brand	77.8	95.6	52.2	62.2	70.2	68.6	86.9	69.4
Allstate Protection	75.9	72.4	45.8	53.9	74.7	70.7	74.2	72.6
Expense ratio								
Allstate brand	21.9	22.9	23.4	22.8	22.2	22.5	22.4	22.3
Esurance brand	50.0	57.1	76.9	200.0	250.0	137.5	53.3	200.0
Encompass brand	31.5	29.2	28.7	28.6	29.8	29.0	30.3	29.4
Allstate Protection	22.8	23.6	24.1	24.3	23.9	23.4	23.2	23.7
Combined ratio								
Allstate brand	97.2	93.7	68.7	75.9	97.0	93.4	95.4	95.2
Esurance brand	181.3	150.0	138.5	300.0	350.0	187.5	166.7	277.8
Encompass brand	109.3	124.8	80.9	90.8	100.0	97.6	117.2	98.8
Allstate Protection	98.7	96.0	69.9	78.2	98.6	94.1	97.4	96.3
Effect of catastrophe losses on combined ratio								
Allstate brand	38.4	34.1	10.8	15.4	38.3	34.2	36.2	36.2
Esurance brand	56.3	28.6	7.7	45.5	50.0	12.5	43.4	33.4
Encompass brand	38.9	54.0	7.8	17.6	24.0	30.7	46.6	27.4
Allstate Protection	38.6	35.2	10.6	15.7	37.4	33.9	37.0	35.6
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	(1.0)	(1.6)	(1.7)	(0.3)	1.1	(0.5)	(1.3)	0.3
Esurance brand	(6.3)	-	-	-	-	-	(3.3)	-
Encompass brand	(1.9)	2.7	(2.6)	1.7	-	0.8	0.5	0.4
Allstate Protection	(1.1)	(1.3)	(1.8)	(0.2)	1.0	(0.4)	(1.2)	0.3
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	-	0.1	(0.5)	0.3	1.0	(0.3)	-	0.3
Esurance brand	(6.3)	-	-	-	-	-	(3.3)	-
Encompass brand	(1.9)	1.8	-	0.8	(0.8)	1.6	-	0.4
Allstate Protection	(0.2)	0.2	(0.5)	0.3	0.8	(0.2)	-	0.3

26

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Net premiums written								
Allstate brand	$ 441	$ 368	$ 393	$ 447	$ 428	$ 353	$ 809	$ 781
Esurance brand	2	2	2	2	2	2	4	4
Encompass brand	25	20	22	25	27	21	45	48
	468	390	417	474	457	376	858	833
Net premiums earned								
Allstate brand	$ 411	$ 405	$ 403	$ 399	$ 397	$ 393	$ 816	$ 790
Esurance brand	2	2	2	2	2	2	4	4
Encompass brand	23	24	24	25	25	26	47	51
	436	431	429	426	424	421	867	845
Incurred losses								
Allstate brand	$ 258	$ 265	$ 234	$ 236	$ 256	$ 261	$ 523	$ 517
Esurance brand	1	1	1	2	1	1	2	2
Encompass brand	10	21	13	17	16	31	31	47
	269	287	248	255	273	293	556	566
Expenses								
Allstate brand	$ 115	$ 112	$ 117	$ 113	$ 106	$ 103	$ 227	$ 209
Esurance brand	1	-	1	-	1	1	1	2
Encompass brand	7	7	7	8	7	7	14	14
	123	119	125	121	114	111	242	225
Underwriting income (loss)								
Allstate brand	$ 38	$ 28	$ 52	$ 50	$ 35	$ 29	$ 66	$ 64
Esurance brand	-	1	-	-	-	-	1	-
Encompass brand	6	(4)	4	-	2	(12)	2	(10)
	44	25	56	50	37	17	69	54
Loss ratio								
Allstate brand	62.8	65.4	58.1	59.2	64.5	66.4	64.1	65.4
Esurance brand	50.0	50.0	50.0	100.0	50.0	50.0	50.0	50.0
Encompass brand	43.5	87.5	54.1	68.0	64.0	119.3	65.9	92.2
Allstate Protection	61.7	66.6	57.8	59.9	64.4	69.6	64.1	67.0
Expense ratio								
Allstate brand	28.0	27.7	29.0	28.3	26.7	26.2	27.8	26.5
Esurance brand	50.0	-	50.0	-	50.0	50.0	25.0	50.0
Encompass brand	30.4	29.2	29.2	32.0	28.0	26.9	29.8	27.4
Allstate Protection	28.2	27.6	29.1	28.4	26.9	26.4	27.9	26.6
Combined ratio								
Allstate brand	90.8	93.1	87.1	87.5	91.2	92.6	91.9	91.9
Esurance brand	100.0	50.0	100.0	100.0	100.0	100.0	75.0	100.0
Encompass brand	73.9	116.7	83.3	100.0	92.0	146.2	95.7	119.6
Allstate Protection	89.9	94.2	86.9	88.3	91.3	96.0	92.0	93.6
Effect of catastrophe losses on combined ratio								
Allstate brand	13.9	14.6	9.7	6.0	15.6	16.0	14.2	15.8
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	13.0	8.3	-	4.0	8.0	3.8	10.6	5.9
Allstate Protection	13.8	14.1	9.1	5.9	15.1	15.2	13.9	15.1
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	(0.7)	1.5	0.5	(0.8)	(1.7)	(1.5)	0.4	(1.6)
Esurance brand	(50.0)	-	-	-	-	-	(25.0)	-
Encompass brand	(21.7)	12.6	(12.5)	4.0	(16.0)	42.3	(4.3)	13.7
Allstate Protection	(2.1)	2.1	(0.3)	(0.5)	(2.6)	1.2	-	(0.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	(0.5)	1.8	(0.2)	(0.3)	-	-	0.6	-
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	4.4	-	4.2	-	-	(3.9)	2.1	(2.0)
Allstate Protection	(0.2)	1.6	-	(0.3)	-	(0.3)	0.7	(0.1)

[1] Other personal lines include renter, condominium, landlord and other personal lines products.

27

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS BY BRAND

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Auto								
Allstate brand combined ratio	95.8	90.6	95.3	99.0	101.2	99.0	93.2	100.1
Effect of catastrophe losses	(4.2)	(1.3)	(1.2)	(3.1)	(4.1)	(2.9)	(2.8)	(3.5)
Effect of prior year non-catastrophe reserve reestimates	1.2	1.6	2.0	-	0.7	(0.2)	1.4	0.3
Allstate brand underlying combined ratio *	92.8	90.9	96.1	95.9	97.8	95.9	91.8	96.9
Esurance brand combined ratio	103.2	101.0	103.9	104.7	103.0	104.6	102.1	103.8
Effect of catastrophe losses	(3.6)	(1.0)	(1.0)	(2.2)	(2.2)	(0.5)	(2.4)	(1.4)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	-	2.2	1.0	1.0	1.0	(0.1)	1.0
Effect of amortization of purchased intangible assets	-	(0.2)	(0.9)	(1.5)	(1.8)	(1.5)	(0.1)	(1.6)
Esurance brand underlying combined ratio *	99.3	99.8	104.2	102.0	100.0	103.6	99.5	101.8
Encompass brand combined ratio	105.6	100.7	98.0	103.9	110.8	105.7	103.1	108.2
Effect of catastrophe losses	(4.9)	(2.8)	-	(3.3)	(1.9)	(1.3)	(3.8)	(1.6)
Effect of prior year non-catastrophe reserve reestimates	-	-	2.7	1.3	(3.8)	(1.3)	-	(2.5)
Encompass brand underlying combined ratio *	100.7	97.9	100.7	101.9	105.1	103.1	99.3	104.1
Homeowners								
Allstate brand combined ratio	97.2	93.7	68.7	75.9	97.0	93.4	95.4	95.2
Effect of catastrophe losses	(38.4)	(34.1)	(10.8)	(15.4)	(38.3)	(34.2)	(36.2)	(36.2)
Effect of prior year non-catastrophe reserve reestimates	1.0	1.7	1.2	0.6	(0.1)	0.2	1.3	-
Allstate brand underlying combined ratio *	59.8	61.3	59.1	61.1	58.6	59.4	60.5	59.0
Esurance brand combined ratio	181.3	150.0	138.5	300.0	350.0	187.5	166.7	277.8
Effect of catastrophe losses	(56.3)	(28.6)	(7.7)	(45.5)	(50.0)	(12.5)	(43.4)	(33.4)
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-	-	-	-
Esurance brand underlying combined ratio *	125.0	121.4	130.8	254.5	300.0	175.0	123.3	244.4
Encompass brand combined ratio	109.3	124.8	80.9	90.8	100.0	97.6	117.2	98.8
Effect of catastrophe losses	(38.9)	(54.0)	(7.8)	(17.6)	(24.0)	(30.7)	(46.6)	(27.4)
Effect of prior year non-catastrophe reserve reestimates	-	(0.9)	2.6	(0.9)	(0.8)	0.8	(0.5)	-
Encompass brand underlying combined ratio *	70.4	69.9	75.7	72.3	75.2	67.7	70.1	71.4
Other Personal Lines								
Allstate brand combined ratio	90.8	93.1	87.1	87.5	91.2	92.6	91.9	91.9
Effect of catastrophe losses	(13.9)	(14.6)	(9.7)	(6.0)	(15.6)	(16.0)	(14.2)	(15.8)
Effect of prior year non-catastrophe reserve reestimates	0.2	0.3	(0.7)	0.5	1.7	1.5	0.2	1.6
Allstate brand underlying combined ratio *	77.1	78.8	76.7	82.0	77.3	78.1	77.9	77.7
Esurance brand combined ratio	100.0	50.0	100.0	100.0	100.0	100.0	75.0	100.0
Effect of catastrophe losses	-	-	-	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	50.0	-	-	-	-	-	25.0	-
Esurance brand underlying combined ratio *	150.0	50.0	100.0	100.0	100.0	100.0	100.0	100.0
Encompass brand combined ratio	73.9	116.7	83.3	100.0	92.0	146.2	95.7	119.6
Effect of catastrophe losses	(13.0)	(8.3)	-	(4.0)	(8.0)	(3.8)	(10.6)	(5.9)
Effect of prior year non-catastrophe reserve reestimates	26.1	(12.6)	16.7	(4.0)	16.0	(46.2)	6.4	(15.7)
Encompass brand underlying combined ratio *	87.0	95.8	100.0	92.0	100.0	96.2	91.5	98.0

28

29 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 124 $ 123 $ 115 $ 123 $ 135 $ 126 $ 247 $ 261 Net premiums earned $ 118 $ 125 $ 123 $ 127 $ 127 $ 129 $ 243 $ 256 Incurred losses $ 86 $ 96 $ 109 $ 112 $ 135 $ 119 $ 182 $ 254 Expenses $ 34 $ 33 $ 34 $ 34 $ 35 $ 38 $ 67 $ 73 Underwriting loss $ (2) $ (4) $ (20) $ (19) $ (43) $ (28) $ (6) $ (71) Loss ratio 72.9 76.8 88.6 88.2 106.3 92.2 74.9 99.2 Expense ratio 28.8 26.4 27.7 26.8 27.6 29.5 27.6 28.5 Combined ratio 101.7 103.2 116.3 115.0 133.9 121.7 102.5 127.7 Effect of catastrophe losses on combined ratio 1.7 5.6 5.7 5.5 9.5 7.0 3.7 8.2 Effect of prior year reserve reestimates on combined ratio (1.7) 1.6 4.9 10.3 18.1 15.5 - 16.8 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio (0.9) 0.8 0.8 - 0.8 2.4 - 1.6 (1) Commercial lines are all Allstate brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

30 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2017 2017 2016 2016 2016 2016 2017 2016 Other Business Lines Net premiums written $ 174 $ 173 $ 158 $ 185 $ 183 $ 183 $ 347 $ 366 Net premiums earned $ 142 $ 141 $ 145 $ 150 $ 142 $ 143 $ 283 $ 285 Incurred losses (54) (52) (60) (69) (64) (61) (106) (125) Expenses (85) (86) (83) (74) (74) (68) (171) (142) Underwriting (loss) income (2) $ 3 $ 3 $ 2 $ 7 $ 4 $ 14 $ 6 $ 18 Operating ratios Loss ratio 38.0 36.9 41.4 46.0 45.1 42.7 37.5 43.9 Expense ratio 59.9 61.0 57.2 49.3 52.1 47.5 60.4 49.8 Combined ratio 97.9 97.9 98.6 95.3 97.2 90.2 97.9 93.7 Effect of catastrophe losses on combined ratio - - 0.7 - - - - - Effect of prior year reserve reestimates on combined ratio - - 0.7 2.0 - - - - Effect of amortization of purchased intangible assets - 0.7 0.6 0.6 0.7 0.7 0.4 0.7 Allstate Roadside Services Net premiums written $ 66 $ 69 $ 67 $ 79 $ 77 $ 77 $ 135 $ 154 Net premiums earned $ 67 $ 68 $ 74 $ 81 $ 78 $ 77 $ 135 $ 155 Incurred losses (33) (31) (38) (48) (42) (40) (64) (82) Expenses (42) (42) (42) (43) (38) (37) (84) (75) Underwriting (loss) income $ (8) $ (5) $ (6) $ (10) $ (2) $ - $ (13) $ (2) Operating ratios Loss ratio 49.2 45.6 51.3 59.2 53.9 51.9 47.4 52.9 Expense ratio 62.7 61.8 56.8 53.1 48.7 48.1 62.2 48.4 Combined ratio 111.9 107.4 108.1 112.3 102.6 100.0 109.6 101.3 Allstate Dealer Services Net premiums written $ 108 $ 104 $ 91 $ 106 $ 106 $ 106 $ 212 $ 212 Net premiums earned $ 75 $ 73 $ 71 $ 69 $ 64 $ 66 $ 148 $ 130 Incurred losses (21) (21) (22) (21) (22) (21) (42) (43) Expenses (55) (55) (52) (48) (49) (43) (110) (92) Underwriting (loss) income $ (1) $ (3) $ (3) $ - $ (7) $ 2 $ (4) $ (5) Operating ratios Loss ratio 28.0 28.8 31.0 30.4 34.4 31.8 28.4 33.0 Expense ratio 73.3 75.3 73.2 69.6 76.5 65.2 74.3 70.8 Combined ratio 101.3 104.1 104.2 100.0 110.9 97.0 102.7 103.8 (1) (2) Other business lines primarily include Allstate Roadside Services, Allstate Dealer Services, Arity and Ivantage. Includes Ivantage underwriting gain of $12 million, $11 million, $11 million, $17 million, $13 million and $12 million in the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

31 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2016 2016 2016 2016 Auto Annualized average premium (1) $ 999 $ 989 $ 978 $ 966 $ 946 $ 927 Underlying combined ratio * 92.8 90.9 96.1 95.9 97.8 95.9 Average underlying loss (incurred pure premium) and expense * $ 927 $ 899 $ 940 $ 926 $ 925 $ 889 Homeowners Annualized average premium $ 1,117 $ 1,112 $ 1,109 $ 1,102 $ 1,098 $ 1,091 Underlying combined ratio * 59.8 61.3 59.1 61.1 58.6 59.4 Average underlying loss (incurred pure premium) and expense * $ 668 $ 682 $ 655 $ 673 $ 643 $ 648 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Six months ended June 30, 2017							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 51	$ 33	64.7%	$ 5	9.8%			
Other hurricane exposure locations	1,967	1,409	71.6%	727	37.0%			
Total hurricane exposure locations [2]	2,018	1,442	71.5%	732	36.3%		11	4.1%
Other catastrophe exposure locations [4]	1,612	1,251	77.6%	609	37.8%		13	4.3%
Total	$ 3,630	$ 2,693	74.2%	$ 1,341	37.0%	70	24	4.2%

[1] **Basis of Presentation**

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in a coastal location that have the potential to have significant hurricane losses. The catastrophe losses for these states also include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

[2] Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

[3] Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

[4] Includes Canada.

32

33 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Allstate brand Auto $ 208 $ 65 $ 59 $ 150 $ 195 $ 137 $ 273 $ 332 Homeowners 650 575 183 259 644 574 1,225 1,218 Other personal lines 57 59 39 24 62 63 116 125 Commercial lines 2 7 7 7 12 9 9 21 Other business lines - - 1 - - - - - Total 917 706 289 440 913 783 1,623 1,696 Esurance brand Auto 15 4 4 9 9 2 19 11 Homeowners 9 4 1 5 5 1 13 6 Other personal lines - - - - - - - - Total 24 8 5 14 14 3 32 17 Encompass brand Auto 7 4 - 5 3 2 11 5 Homeowners 42 61 9 21 29 38 103 67 Other personal lines 3 2 - 1 2 1 5 3 Total 52 67 9 27 34 41 119 75 Allstate Protection $ 993 $ 781 $ 303 $ 481 $ 961 $ 827 $ 1,774 $ 1,788 Allstate Protection Auto $ 230 $ 73 $ 63 $ 164 $ 207 $ 141 $ 303 $ 348 Homeowners 701 640 193 285 678 613 1,341 1,291 Other personal lines 60 61 39 25 64 64 121 128 Commercial lines 2 7 7 7 12 9 9 21 Other business lines - - 1 - - - - - $ 993 $ 781 $ 303 $ 481 $ 961 $ 827 $ 1,774 $ 1,788 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
CATASTROPHE EXPERIENCE

CATASTROPHE BY SIZE OF EVENT
($ in millions)

Three months ended June 30, 2017

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$	-	- %	-	-
$101 million to $250 million	1	2.4		209	21.1	2.6	209
$50 million to $100 million	2	4.8		144	14.5	1.8	72
Less than $50 million	39	92.8		619	62.3	7.7	16
Total	42	100.0 %		972	97.9	12.1	23
Prior year reserve reestimates				(7)	(0.7)	(0.1)	
Prior quarter reserve reestimates				28	2.8	0.4	
Total catastrophe losses			$	993	100.0 %	12.4	

Six months ended June 30, 2017

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$	-	- %	-	-
$101 million to $250 million	3	4.3		568	32.0	3.6	189
$50 million to $100 million	4	5.7		289	16.3	1.8	72
Less than $50 million	63	90.0		920	51.9	5.8	15
Total	70	100.0 %		1,777	100.2	11.2	25
Prior year reserve reestimates				(3)	(0.2)	(0.1)	
Total catastrophe losses			$	1,774	100.0 %	11.1	

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

	Effect of all catastrophe losses on the Property-Liability combined ratio								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year		Premiums earned year-to-date	Total catastrophe losses by year	Total catastrophe losses by year	Effect on the Property-Liability combined ratio
2008	8.4	10.3	26.8	3.9	12.4	$	26,967	$ 3,342	$ 1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9		26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5		25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7		25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8		26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5		27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9		28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7		30,309	1,719	1,749	5.8
2016	10.7	12.3	6.1	3.8	8.2		31,307	2,572	2,419	7.7
2017	9.8	12.4					15,977	1,774	1,767	11.1
Average	7.1	13.9	8.6	5.0	8.6					7.8

34

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Prior Year Reserve Reestimates [1]								
Auto	$ (61)	$ (86)	$ (114)	$ (10)	$ (36)	$ 5	$ (147)	$ (31)
Homeowners	(20)	(24)	(32)	(4)	19	(7)	(44)	12
Other personal lines	(9)	9	(1)	(2)	(11)	5	-	(6)
Commercial lines	(2)	2	6	13	23	20	-	43
Other business lines	-	-	1	3	-	-	-	-
Allstate Protection	(92)	(99)	(140)	-	(5)	23	(191)	18
Discontinued Lines and Coverages	3	2	3	99	2	1	5	3
Property-Liability	$ (89)	$ (97)	$ (137)	$ 99	$ (3)	$ 24	$ (186)	$ 21
Allstate brand	$ (83)	$ (105)	$ (120)	$ 3	$ (2)	$ 13	$ (188)	$ 11
Esurance brand	(1)	-	(9)	(4)	(4)	(4)	(1)	(8)
Encompass brand	(8)	6	(11)	1	1	14	(2)	15
Allstate Protection	$ (92)	$ (99)	$ (140)	$ -	$ (5)	$ 23	$ (191)	$ 18
Catastrophe Losses included in Prior Year Reserve Reestimates								
Allstate brand	$ (4)	$ 2	$ (7)	$ 2	$ 15	$ (4)	$ (2)	$ 11
Esurance brand	(1)	-	-	-	-	-	(1)	-
Encompass brand	(2)	2	-	1	(2)	1	-	(1)
Allstate Protection	$ (7)	$ 4	$ (7)	$ 3	$ 13	$ (3)	$ (3)	$ 10
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]								
Auto	(0.8)	(1.0)	(1.4)	(0.1)	(0.5)	-	(0.9)	(0.2)
Homeowners	(0.3)	(0.3)	(0.4)	(0.1)	0.3	(0.1)	(0.3)	0.1
Other personal lines	(0.1)	0.1	-	-	(0.1)	-	-	(0.1)
Commercial lines	-	-	0.1	0.2	0.3	0.3	-	0.3
Other business lines	-	-	-	-	-	-	-	-
Allstate Protection	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.2)	0.1
Discontinued Lines and Coverages	0.1	-	-	1.3	-	0.1	-	-
Property-Liability	(1.1)	(1.2)	(1.7)	1.3	-	0.3	(1.2)	0.1
Allstate brand	(1.1)	(1.3)	(1.5)	-	-	0.1	(1.2)	0.1
Esurance brand	-	-	(0.1)	-	-	(0.1)	-	(0.1)
Encompass brand	(0.1)	0.1	(0.1)	-	-	0.2	-	0.1
Allstate Protection	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.2)	0.1

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using Property-Liability premiums earned for the respective period.

35

36 June 30, March 31, 2017 2017 2016 2015 2014 2013 2012 (net of reinsurance) Asbestos claims (1) Beginning reserves $ 891 $ 912 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 Incurred claims and claims expense - - 67 39 87 74 26 Claims and claims expense paid (24) (21) (115) (93) (90) (83) (78) Ending reserves $ 867 $ 891 $ 912 $ 960 $ 1,014 $ 1,017 $ 1,026 Claims and claims expense paid as a percent of ending reserves 2.8% 2.4% 12.6% 9.7% 8.9% 8.2% 7.6% Environmental claims (1) Beginning reserves $ 178 $ 179 $ 179 $ 203 $ 208 $ 193 $ 185 Incurred claims and claims expense - - 23 1 15 30 22 Claims and claims expense paid (12) (1) (23) (25) (20) (15) (14) Ending reserves $ 166 $ 178 $ 179 $ 179 $ 203 $ 208 $ 193 Claims and claims expense paid as a percent of ending reserves 7.2% 0.6% 12.8% 14.0% 9.9% 7.2% 7.3% (1) The 3-year survival ratio for the combined environmental and asbestos claims was 8.3, 8.9, 10.4, 12.2, 14.4 and 14.3 for the annualized six-months of 2017 and year-end 2016, 2015, 2014, 2013 and 2012, respectively, and is calculated by taking the ending reserves divided by net payments made during the year. THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Twelve months ended December 31,Three months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL SEGMENT RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Premiums	$ 381	$ 381	$ 364	$ 361	$ 353	$ 354	$ 762	$ 707
Contract charges	210	212	210	210	211	212	422	423
Net investment income	496	426	453	427	435	419	922	854
Contract benefits	(486)	(474)	(464)	(484)	(454)	(455)	(960)	(909)
Interest credited to contractholder funds	(173)	(173)	(177)	(183)	(179)	(184)	(346)	(363)
Amortization of deferred policy acquisition costs	(69)	(75)	(70)	(68)	(68)	(71)	(144)	(139)
Operating costs and expenses	(130)	(135)	(127)	(126)	(121)	(123)	(265)	(244)
Restructuring and related charges	(1)	-	-	-	(1)	-	(1)	(1)
Income tax expense on operations	(75)	(52)	(59)	(43)	(56)	(48)	(127)	(104)
Operating income	153	110	130	94	120	104	263	224
Realized capital gains and losses, after-tax	(3)	(1)	(8)	(14)	-	(32)	(4)	(32)
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	6	-	(4)	(4)	(1)	(8)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	(1)	(1)	(1)	(1)	(6)	(2)
Gain on disposition of operations, after-tax	-	2	-	1	1	1	2	2
Net income applicable to common shareholders	$ 146	$ 108	$ 127	$ 80	$ 116	$ 68	$ 254	$ 184

37

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Attributed Equity						
Numerator:						
Net income applicable to common shareholders [(1)]	$ 461	$ 431	$ 391	$ 303	$ 485	$ 548
Denominator:						
Beginning attributed equity [(2)]	$ 8,055	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Ending attributed equity	7,851	7,778	7,904	8,205	8,055	7,680
Average attributed equity [(3)]	$ 7,953	$ 7,729	$ 7,627	$ 7,840	$ 7,838	$ 7,800
Return on attributed equity	5.8 %	5.6 %	5.1 %	3.9 %	6.2 %	7.0 %
Operating Income Return on Adjusted Attributed Equity *						
Numerator:						
Operating income [(1)]	$ 487	$ 454	$ 448	$ 416	$ 460	$ 479
Denominator:						
Beginning attributed equity	$ 8,055	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Unrealized net capital gains and losses	1,077	824	556	722	1,030	1,499
Adjusted beginning attributed equity	6,978	6,856	6,794	6,753	6,591	6,421
Ending attributed equity	7,851	7,778	7,904	8,205	8,055	7,680
Unrealized net capital gains and losses	916	790	721	1,150	1,077	824
Adjusted ending attributed equity	6,935	6,988	7,183	7,055	6,978	6,856
Average adjusted attributed equity [(3)]	$ 6,957	$ 6,922	$ 6,989	$ 6,904	$ 6,785	$ 6,639
Operating income return on attributed equity *	7.0 %	6.6 %	6.4 %	6.0 %	6.8 %	7.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, which includes Allstate Assurance Company and Allstate Heritage Life Insurance Company.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

38

39 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 PREMIUMS AND CONTRACT CHARGES - BY PRODUCT Underwritten Products Traditional life insurance premiums $ 148 $ 149 $ 151 $ 145 $ 139 $ 138 $ 297 $ 277 Accident and health insurance premiums 233 232 213 216 214 216 465 430 Interest-sensitive life insurance contract charges 207 209 206 206 208 209 416 417 588 590 570 567 561 563 1,178 1,124 Annuities Fixed annuity contract charges 3 3 4 4 3 3 6 6 Total $ 591 $ 593 $ 574 $ 571 $ 564 $ 566 $ 1,184 $ 1,130 PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL Allstate agencies $ 316 $ 315 $ 312 $ 308 $ 306 $ 305 $ 631 $ 611 Workplace enrolling agents 250 250 236 238 232 233 500 465 Other (1) 25 28 26 25 26 28 53 54 Total $ 591 $ 593 $ 574 $ 571 $ 564 $ 566 $ 1,184 $ 1,130 PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES (2)(3) 31,447 25,970 38,614 27,481 29,839 25,458 57,417 55,297 ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (4) $ 73 $ 107 $ 177 $ 69 $ 70 $ 82 $ 180 $ 152 INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT (in thousands) Underwritten Products Life insurance 2,483 2,476 2,478 2,477 2,480 2,469 2,483 2,480 Accident and health insurance 3,601 3,533 3,300 3,275 3,294 3,278 3,601 3,294 Total 6,084 6,009 5,778 5,752 5,774 5,747 6,084 5,774 Annuities Deferred annuities 148 152 156 160 163 168 148 163 Immediate annuities 92 94 95 96 98 99 92 98 Total 240 246 251 256 261 267 240 261 Total 6,324 6,255 6,029 6,008 6,035 6,014 6,324 6,035 INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS (in thousands) Allstate Agencies (5) 1,929 1,925 1,928 1,924 1,924 1,922 1,929 1,924 Allstate Benefits 4,064 3,992 3,755 3,733 3,752 3,726 4,064 3,752 Other (6) 331 338 346 351 359 366 331 359 Total 6,324 6,255 6,029 6,008 6,035 6,014 6,324 6,035 (1) (2) (3) (4) (5) (6) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES AND OTHER STATISTICS ($ in millions) Three months ended Six months ended Primarily represents independent master brokerage agencies. Policies sold reduced by lapses within twelve months of sale. Allstate exclusive agencies and exclusive financial specialists also sell non-proprietary retirement and investment products, including mutual funds, fixed and variable annuities, disability insurance, and long-term care insurance to provide a broad suite of protection and retirement products. As of June 30, 2017, Allstate agencies had approximately $15.2 billion of nonproprietary mutual funds and fixed and variable annuity account balances under management. New and additional deposits into these non-proprietary products were $997 million in the six months ended June 30, 2017. New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

40 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Contractholders funds, beginning balance $ 20,051 $ 20,260 $ 20,583 $ 20,845 $ 21,092 $ 21,295 $ 20,260 $ 21,295 Deposits Interest-sensitive life insurance 278 283 273 283 280 286 561 566 Fixed annuities 6 11 13 8 11 10 17 21 Total deposits 284 294 286 291 291 296 578 587 Interest credited 172 173 168 181 184 189 345 373 Benefits, withdrawals, maturities and other adjustments Benefits (230) (233) (231) (258) (225) (252) (463) (477) Surrenders and partial withdrawals (248) (253) (237) (271) (300) (245) (501) (545) Maturities of and interest payments on institutional products - - (86) - - - - - Contract charges (206) (206) (209) (208) (206) (206) (412) (412) Net transfers from separate accounts 2 2 1 2 1 1 4 2 Other adjustments 7 14 (15) 1 8 14 21 22 Total benefits, withdrawals, maturities and other adjustments (675) (676) (777) (734) (722) (688) (1,351) (1,410) Contractholder funds, ending balance $ 19,832 $ 20,051 $ 20,260 $ 20,583 $ 20,845 $ 21,092 $ 19,832 $ 20,845 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS ($ in millions) Three months ended Six months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
Benefit spread								
Premiums	$ 381	$ 381	$ 364	$ 361	$ 353	$ 354	$ 762	$ 707
Cost of insurance contract charges (1)	139	141	139	136	140	141	280	281
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(360)	(348)	(336)	(358)	(325)	(327)	(708)	(652)
Total benefit spread	160	174	167	139	168	168	334	336
Investment spread								
Net investment income	496	426	453	427	435	419	922	854
Implied interest on immediate annuities with life contingencies (2)	(126)	(126)	(128)	(126)	(129)	(128)	(252)	(257)
Interest credited to contractholder funds	(175)	(173)	(168)	(183)	(185)	(190)	(348)	(375)
Total investment spread	195	127	157	118	121	101	322	222
Surrender charges and contract maintenance expense fees (1)	71	71	71	74	71	71	142	142
Realized capital gains and losses	(4)	(1)	(11)	(21)	-	(49)	(5)	(49)
Amortization of deferred policy acquisition costs	(73)	(79)	(71)	(70)	(69)	(73)	(152)	(142)
Operating costs and expenses	(130)	(135)	(127)	(126)	(121)	(123)	(265)	(244)
Restructuring and related charges	(1)	-	-	-	(1)	-	(1)	(1)
Gain on disposition of operations	2	2	1	1	1	2	4	3
Income tax expense	(74)	(51)	(60)	(35)	(54)	(29)	(125)	(83)
Net income applicable to common shareholders	$ 146	$ 108	$ 127	$ 80	$ 116	$ 68	$ 254	$ 184
Benefit spread by product group								
Life insurance	$ 83	$ 76	$ 78	$ 64	$ 85	$ 80	$ 159	$ 165
Accident and health insurance	106	113	105	103	108	105	219	213
Annuities	(29)	(15)	(16)	(28)	(25)	(17)	(44)	(42)
Total benefit spread	$ 160	$ 174	$ 167	$ 139	$ 168	$ 168	$ 334	$ 336
Investment spread by product group								
Life insurance	$ 34	$ 32	$ 33	$ 30	$ 29	$ 34	$ 66	$ 63
Accident and health insurance	4	4	4	4	4	4	8	8
Annuities and institutional products	94	28	51	25	35	17	122	52
Net investment income on investments supporting capital	64	63	60	59	59	52	127	111
Investment spread before valuation changes on embedded derivatives that are not hedged	196	127	148	118	127	107	323	234
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(1)	-	9	-	(6)	(6)	(1)	(12)
Total investment spread	$ 195	$ 127	$ 157	$ 118	$ 121	$ 101	$ 322	$ 222
(1) **Reconciliation of contract charges**								
Cost of insurance contract charges	$ 139	$ 141	$ 139	$ 136	$ 140	$ 141	$ 280	$ 281
Surrender charges and contract maintenance expense fees	71	71	71	74	71	71	142	142
Total contract charges	$ 210	$ 212	$ 210	$ 210	$ 211	$ 212	$ 422	$ 423
(2) **Reconciliation of contract benefits**								
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (360)	$ (348)	$ (336)	$ (358)	$ (325)	$ (327)	$ (708)	$ (652)
Implied interest on immediate annuities with life contingencies	(126)	(126)	(128)	(126)	(129)	(128)	(252)	(257)
Total contract benefits	$ (486)	$ (474)	$ (464)	$ (484)	$ (454)	$ (455)	$ (960)	$ (909)

41

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2017			Three months ended June 30, 2016		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.8 %	1.3 %	4.8 %	3.9 %	0.9 %
Deferred fixed annuities and institutional products	4.2	2.8	1.4	4.2	2.8	1.4
Immediate fixed annuities with and without life contingencies	8.9	6.0	2.9	6.5	5.8	0.7
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.9	n/a	n/a

	Six months ended June 30, 2017			Six months ended June 30, 2016		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.0 %	3.8 %	1.2 %	4.9 %	3.9 %	1.0 %
Deferred fixed annuities and institutional products	4.3	2.8	1.5	4.1	2.8	1.3
Immediate fixed annuities with and without life contingencies	7.6	5.9	1.7	6.3	5.9	0.4
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.8	n/a	n/a

42

43 Twelve months ended June 30, 2017 Attributed equity Reserves and excluding unrealized June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2017 2017 2016 2016 2016 2016 Underwritten products Life insurance $ 11,076 $ 2,118 $ 251 10.7% 10.4% 9.9% 10.1% 10.8% 11.1 % Accident and health insurance 888 708 83 12.2 12.8 13.2 12.8 12.4 12.2 Subtotal 11,964 2,826 334 11.1 11.0 10.6 10.6 11.1 11.3 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,034 2,164 7 0.3 (0.8) (0.8) (1.7) (0.9) (0.2) Standard structured settlements and SPIA (2) 6,337 1,347 82 6.4 4.9 4.3 2.2 4.1 4.9 Subtotal (6) 11,371 3,511 89 2.6 1.5 1.2 (0.1) 1.1 2.0 Deferred Annuities 8,731 598 64 10.2 10.3 9.7 9.6 10.0 10.4 Institutional products - - - Subtotal 20,102 4,109 153 3.8 2.9 2.7 1.8 2.9 3.7 Total Allstate Financial $ 32,066 $ 6,935 $ 487 7.0 6.6 6.4 6.0 6.8 7.2 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 130 $ 39 $ 94 $ 263 Realized capital gains and losses, after-tax 1 - (5) (4) Valuation changes on embedded derivatives that are not hedged, after-tax - - (1) (1) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (6) - - (6) Gain on disposition of operations, after-tax - - 2 2 Net income applicable to common shareholders $ 125 $ 39 $ 90 $ 254 (1) (2) (3) (4) (5) (6) Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Of the total immediate annuities, $8,579 million are reported in reserve for life-contingent contract benefits and $2,792 million are reported in contractholder funds. Annuities and institutional products: Six months ended June 30, 2017 Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Twelve months ended THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of June 30, 2017 Operating income return on attributed equity * (%)

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE BENEFITS AND ALLSTATE ANNUITIES RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended June 30, 2017				For the three months ended June 30, 2016			
	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment
Premiums	$ 140	$ 241	$ -	$ 381	$ 131	$ 222	$ -	$ 353
Contract charges	179	28	3	210	179	29	3	211
Net investment income	123	19	354	496	118	18	299	435
Contract benefits	(187)	(143)	(156)	(486)	(177)	(121)	(156)	(454)
Interest credited to contractholder funds	(71)	(9)	(93)	(173)	(71)	(10)	(98)	(179)
Amortization of deferred policy acquisition costs	(35)	(33)	(1)	(69)	(32)	(35)	(1)	(68)
Operating costs and expenses	(58)	(64)	(8)	(130)	(54)	(60)	(7)	(121)
Restructuring and related charges	-	-	(1)	(1)	(1)	-	-	(1)
Income tax expense on operations	(28)	(14)	(33)	(75)	(29)	(14)	(13)	(56)
Operating income	63	25	65	153	64	29	27	120
Realized capital gains and losses, after-tax	-	-	(3)	(3)	(2)	-	2	-
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(1)	(1)	-	-	(4)	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	-	(3)	(1)	-	-	(1)
Gain on disposition of operations, after-tax	-	-	-	-	-	-	1	1
Net income applicable to common shareholders	$ 60	$ 25	$ 61	$ 146	$ 61	$ 29	$ 26	$ 116
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 139	$ 9	$ -	$ 148	$ 130	$ 9	$ -	$ 139
Accident and health insurance	1	232	-	233	1	213	-	214
Interest-sensitive life insurance contract charges	179	28	-	207	179	29	-	208
	319	269	-	588	310	251	-	561
Annuities								
Fixed annuity contract charges	-	-	3	3	-	-	3	3
Total premiums and contract charges	$ 319	$ 269	$ 3	$ 591	$ 310	$ 251	$ 3	$ 564
Benefit Spread by Product Group								
Life Insurance	$ 78	$ 5	$ -	$ 83	$ 78	$ 7	$ -	$ 85
Accident and health insurance	(2)	108	-	106	(2)	110	-	108
Annuities	-	-	(29)	(29)	-	-	(25)	(25)
Total benefit spread	$ 76	$ 113	$ (29)	$ 160	$ 76	$ 117	$ (25)	$ 168
Investment Spread by Product Group								
Life insurance	$ 32	$ 2	$ -	$ 34	$ 26	$ 3	$ -	$ 29
Accident and health insurance	-	4	-	4	2	2	-	4
Annuities and institutional products	-	-	94	94	-	-	35	35
Net investment income on investments supporting capital	20	4	40	64	19	3	37	59
Investment spread before valuation changes on embedded derivatives that are not hedged	52	10	134	196	47	8	72	127
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	(1)	(1)	-	-	(6)	(6)
Total investment spread	$ 52	$ 10	$ 133	$ 195	$ 47	$ 8	$ 66	$ 121

44

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE BENEFITS AND ALLSTATE ANNUITIES RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the six months ended June 30, 2017				For the six months ended June 30, 2016			
	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment
Premiums	$ 280	$ 482	$ -	$ 762	$ 261	$ 446	$ -	$ 707
Contract charges	360	56	6	422	361	56	6	423
Net investment income	243	36	643	922	238	36	580	854
Contract benefits	(382)	(279)	(299)	(960)	(357)	(249)	(303)	(909)
Interest credited to contractholder funds	(140)	(18)	(188)	(346)	(141)	(19)	(203)	(363)
Amortization of deferred policy acquisition costs	(67)	(74)	(3)	(144)	(63)	(73)	(3)	(139)
Operating costs and expenses	(117)	(131)	(17)	(265)	(110)	(119)	(15)	(244)
Restructuring and related charges	-	-	(1)	(1)	(1)	-	-	(1)
Income tax expense on operations	(55)	(25)	(47)	(127)	(58)	(26)	(20)	(104)
Operating income	122	47	94	263	130	52	42	224
Realized capital gains and losses, after-tax	1	-	(5)	(4)	(10)	(3)	(19)	(32)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(1)	(1)	-	-	(8)	(8)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(6)	-	-	(6)	(2)	-	-	(2)
Gain on disposition of operations, after-tax	-	-	2	2	-	-	2	2
Net income applicable to common shareholders	$ 117	$ 47	$ 90	$ 254	$ 118	$ 49	$ 17	$ 184
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 279	$ 18	$ -	$ 297	$ 260	$ 17	$ -	$ 277
Accident and health insurance	1	464	-	465	1	429	-	430
Interest-sensitive life insurance contract charges	360	56	-	416	361	56	-	417
	640	538	-	1,178	622	502	-	1,124
Annuities								
Fixed annuity contract charges	-	-	6	6	-	-	6	6
Total premiums and contract charges	$ 640	$ 538	$ 6	$ 1,184	$ 622	$ 502	$ 6	$ 1,130
Benefit Spread by Product Group								
Life Insurance	$ 149	$ 10	$ -	$ 159	$ 153	$ 12	$ -	$ 165
Accident and health insurance	(4)	223	-	219	(2)	215	-	213
Annuities	-	-	(44)	(44)	-	-	(42)	(42)
Total benefit spread	$ 145	$ 233	$ (44)	$ 334	$ 151	$ 227	$ (42)	$ 336
Investment Spread by Product Group								
Life insurance	$ 61	$ 5	$ -	$ 66	$ 58	$ 5	$ -	$ 63
Accident and health insurance	2	6	-	8	3	5	-	8
Annuities and institutional products	-	-	122	122	-	-	52	52
Net investment income on investments supporting capital	40	7	80	127	36	7	68	111
Investment spread before valuation changes on embedded derivatives that are not hedged	103	18	202	323	97	17	120	234
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	(1)	(1)	-	-	(12)	(12)
Total investment spread	$ 103	$ 18	$ 201	$ 322	$ 97	$ 17	$ 108	$ 222

45

46 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Net investment income $ 10 $ 11 $ 10 $ 11 $ 11 $ 10 $ 21 $ 21 Operating costs and expenses (9) (8) (9) (7) (7) (6) (17) (13) Interest expense (83) (85) (77) (73) (72) (73) (168) (145) Income tax benefit on operations 31 30 29 26 26 25 61 51 Preferred stock dividends (29) (29) (29) (29) (29) (29) (58) (58) Operating loss (80) (81) (76) (72) (71) (73) (161) (144) Realized capital gains and losses, after-tax - - (1) - (1) - - (1) Business combination expenses, after-tax (1) - (13) - - - - (13) - Net loss applicable to common shareholders $ (80) $ (94) $ (77) $ (72) $ (72) $ (73) $ (174) $ (145) (1) Relates to SquareTrade acquisition on January 3, 2017. THE ALLSTATE CORPORATION CORPORATE AND OTHER SEGMENT RESULTS ($ in millions) Three months ended Six months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 4,974	$ 4,623	$ 4,447	$ 4,798	$ 4,612
Taxable	26,908	26,754	25,855	26,968	25,139
Equity securities, at fair value [(1)]	4,410	4,012	4,074	3,604	3,632
Mortgage loans	297	279	280	270	313
Limited partnership interests [(2)]	3,266	3,122	3,042	2,913	2,842
Short-term, at fair value	1,560	1,592	3,405	917	1,619
Other	1,668	1,618	1,619	1,587	1,532
Total	$ 43,083	$ 42,000	$ 42,722	$ 41,057	$ 39,689
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,949	$ 4,635	$ 4,498	$ 4,726	$ 4,509
Taxable	26,585	26,529	25,706	26,447	24,746
Ratio of fair value to amortized cost	101.1%	100.7%	100.3%	101.9%	101.7%
Equity securities, cost	$ 3,839	$ 3,526	$ 3,671	$ 3,212	$ 3,337
Short-term, amortized cost	1,560	1,592	3,405	917	1,619

ALLSTATE FINANCIAL

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ -	$ -	$ -	$ 1	$ 2
Taxable	25,065	25,072	25,578	26,225	26,169
Equity securities, at fair value [(1)]	1,699	1,670	1,589	1,681	1,630
Mortgage loans	4,039	4,070	4,206	4,126	4,140
Limited partnership interests [(2)]	2,940	2,860	2,771	2,674	2,564
Short-term, at fair value	566	818	609	733	1,197
Other	2,147	2,120	2,087	2,076	2,058
Total	$ 36,456	$ 36,610	$ 36,840	$ 37,516	$ 37,760
Fixed income securities, amortized cost:					
Tax-exempt	$ -	$ 1	$ -	$ 1	$ 2
Taxable	23,678	23,860	24,424	24,330	24,357
Ratio of fair value to amortized cost	105.9%	105.1%	104.7%	107.8%	107.4%
Equity securities, cost	$ 1,474	$ 1,497	$ 1,483	$ 1,585	$ 1,584
Short-term, amortized cost	566	818	609	733	1,197

CORPORATE AND OTHER

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 546	$ 541	$ 535	$ 600	$ 609
Taxable	1,163	1,646	1,424	1,714	1,598
Equity securities, at fair value	8	3	3	3	3
Mortgage loans	-	-	-	-	-
Limited partnership interests	-	-	1	1	1
Short-term, at fair value	49	343	274	213	34
Other	-	-	-	-	-
Total	$ 1,766	$ 2,533	$ 2,237	$ 2,531	$ 2,245
Fixed income securities, amortized cost:					
Tax-exempt	$ 533	$ 529	$ 527	$ 580	$ 585
Taxable	1,156	1,640	1,421	1,691	1,571
Ratio of fair value to amortized cost	101.2%	100.8%	100.6%	101.9%	102.4%
Equity securities, cost	$ 8	$ 3	$ 3	$ 3	$ 3
Short-term, amortized cost	49	343	274	213	34

CONSOLIDATED

	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 5,520	$ 5,164	$ 4,982	$ 5,399	$ 5,223
Taxable	53,136	53,472	52,857	54,907	52,906
Equity securities, at fair value	6,117	5,685	5,666	5,288	5,265
Mortgage loans	4,336	4,349	4,486	4,396	4,453
Limited partnership interests	6,206	5,982	5,814	5,588	5,407
Short-term, at fair value	2,175	2,753	4,288	1,863	2,850
Other	3,815	3,738	3,706	3,663	3,590
Total	$ 81,305	$ 81,143	$ 81,799	$ 81,104	$ 79,694
Fixed income securities, amortized cost:					
Tax-exempt	$ 5,482	$ 5,165	$ 5,025	$ 5,307	$ 5,096
Taxable	51,419	52,029	51,551	52,468	50,674
Ratio of fair value to amortized cost	103.1%	102.5%	102.2%	104.4%	104.2%
Equity securities, cost	$ 5,321	$ 5,026	$ 5,157	$ 4,800	$ 4,924
Short-term, amortized cost	2,175	2,753	4,288	1,863	2,850

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) As of June 30, 2017, we have commitments to invest in additional limited partnership interests totaling $1.66 billion, $1.41 billion and $3.07 billion for Property-Liability, Allstate Financial, and in Total, respectively.

47

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	June 30, 2017			March 31, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities						
U.S. government and agencies	$ 63	$ 3,426	101.9	$ 66	$ 4,395	101.5
Municipal	312	7,855	104.1	258	7,507	103.6
Corporate	1,244	44,251	102.9	992	43,535	102.3
Foreign government	28	1,047	102.7	32	1,027	103.2
Asset-backed securities ("ABS")	6	1,243	100.5	3	1,265	100.2
Residential mortgage-backed securities ("RMBS")	92	641	116.8	83	672	114.1
Commercial mortgage-backed securities ("CMBS")	7	170	104.3	5	211	102.4
Redeemable preferred stock	3	23	115.0	3	24	114.3
Total fixed income securities	1,755	58,656	103.1	1,442	58,636	102.5
Equity securities	796	6,117	115.0	659	5,685	113.1
Short-term investments	-	2,175	100.0	-	2,753	100.0
Derivatives	(1)	108	n/a	-	108	n/a
EMA limited partnership interests [2]	(1)	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,549			2,101		
Amounts recognized for:						
Insurance reserves [3]	-			-		
DAC and DSI [4]	(198)			(165)		
Amounts recognized	(198)			(165)		
Deferred income taxes	(825)			(680)		
Unrealized net capital gains and losses, after-tax	$ 1,526			$ 1,256		

	December 31, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities			
U.S. government and agencies	$ 65	$ 3,637	101.8
Municipal	217	7,333	103.0
Corporate	859	43,601	102.0
Foreign government	32	1,075	103.1
Asset-backed securities ("ABS")	2	1,171	100.2
Residential mortgage-backed securities ("RMBS")	77	728	111.8
Commercial mortgage-backed securities ("CMBS")	8	270	103.1
Redeemable preferred stock	3	24	114.3
Total fixed income securities	1,263	57,839	102.2
Equity securities	509	5,666	109.9
Short-term investments	-	4,288	100.0
Derivatives	2	111	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,770		
Amounts recognized for:			
Insurance reserves [3]	-		
DAC and DSI [4]	(146)		
Amounts recognized	(146)		
Deferred income taxes	(571)		
Unrealized net capital gains and losses, after-tax	$ 1,053		

	September 30, 2016			June 30, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities						
U.S. government and agencies	$ 105	$ 4,304	102.5	$ 122	$ 3,523	103.6
Municipal	470	7,902	106.3	532	7,818	107.3
Corporate	1,804	44,474	104.2	1,566	42,700	103.8
Foreign government	59	1,119	105.6	61	1,152	105.6
ABS	(3)	1,390	99.8	(11)	1,726	99.4
RMBS	82	778	111.8	70	818	109.4
CMBS	11	315	103.6	16	368	104.5
Redeemable preferred stock	3	24	114.3	3	24	114.3
Total fixed income securities	2,531	60,306	104.4	2,359	58,129	104.2
Equity securities	488	5,288	110.2	341	5,265	106.9
Short-term investments	-	1,863	100.0	-	2,850	100.0
Derivatives	1	85	n/a	2	71	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,015			2,697		
Amounts recognized for:						
Insurance reserves [3]	-			-		
DAC and DSI [4]	(216)			(195)		
Amounts recognized	(216)			(195)		
Deferred income taxes	(982)			(878)		
Unrealized net capital gains and losses, after-tax	$ 1,817			$ 1,624		

	March 31, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities			
U.S. government and agencies	$ 114	$ 3,504	103.4
Municipal	442	7,616	106.2
Corporate	989	41,272	102.5
Foreign government	55	1,054	105.5
ABS	(27)	2,499	98.9
RMBS	68	875	108.4
CMBS	20	447	104.7
Redeemable preferred stock	3	24	114.3
Total fixed income securities	1,664	57,291	103.0
Equity securities	325	5,117	106.8
Short-term investments	-	3,526	100.0
Derivatives	4	58	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,988		
Amounts recognized for:			
Insurance reserves [3]	-		
DAC and DSI [4]	(138)		
Amounts recognized	(138)		
Deferred income taxes	(650)		
Unrealized net capital gains and losses, after-tax	$ 1,200		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment, if any, primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

48

49 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 NET INVESTMENT INCOME Fixed income securities $ 527 $ 518 $ 514 $ 508 $ 520 $ 518 $ 1,045 $ 1,038 Equity securities 49 44 34 31 44 28 93 72 Mortgage loans 50 55 55 56 53 53 105 106 Limited partnership interests ("LP") 253 120 178 136 126 121 373 247 Short-term 6 6 5 4 3 4 12 7 Other 60 56 59 55 57 51 116 108 Investment income, before expense 945 799 845 790 803 775 1,744 1,578 Less: Investment expense (48) (51) (44) (42) (41) (44) (99) (85) Net investment income $ 897 $ 748 $ 801 $ 748 $ 762 $ 731 $ 1,645 $ 1,493 Interest-bearing investments (1) $ 631 $ 625 $ 622 $ 613 $ 623 $ 618 $ 1,256 $ 1,241 Equity securities 49 44 34 31 44 28 93 72 LP and other alternative investments (2) 265 130 189 146 136 129 395 265 Investment income, before expense $ 945 $ 799 $ 845 $ 790 $ 803 $ 775 $ 1,744 $ 1,578 PRE-TAX YIELDS (3) Fixed income securities 3.7% 3.6% 3.6% 3.6% 3.7% 3.7% 3.7% 3.7 % Equity securities 3.8 3.5 2.7 2.5 3.7 2.3 3.6 3.0 Mortgage loans 4.6 4.9 5.0 5.0 4.9 4.9 4.8 4.8 Limited partnership interests 16.6 8.1 12.5 9.9 9.6 9.7 12.4 9.6 Total portfolio 4.7 4.0 4.2 4.0 4.1 4.0 4.4 4.1 Interest-bearing investments 3.8 3.7 3.7 3.7 3.8 3.7 3.7 3.7 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (28) $ (43) $ (49) $ (63) $ (63) $ (59) $ (71) $ (122) Change in intent write-downs (22) (16) (21) (10) (16) (22) (38) (38) Net other-than-temporary impairment losses recognized in earnings (50) (59) (70) (73) (79) (81) (109) (160) Sales and other 139 208 47 121 104 (59) 347 45 Valuation and settlements of derivative instruments (8) (15) 25 (15) (1) (9) (23) (10) Total $ 81 $ 134 $ 2 $ 33 $ 24 $ (149) $ 215 $ (125) TOTAL RETURN ON INVESTMENT PORTFOLIO (4) Income 1.1% 0.9% 1.0% 0.9% 1.0% 0.9% 2.0% 1.9 % Valuation 0.7 0.7 (1.7) 0.4 0.9 1.1 1.4 2.0 Total 1.8% 1.6% (0.7) % 1.3% 1.9% 2.0% 3.4% 3.9 % AVERAGE INVESTMENT BALANCES (in billions) (5) $ 78.9 $ 79.5 $ 79.1 $ 77.5 $ 76.9 $ 76.8 $ 79.3 $ 76.9 (1) (2) (3) (4) (5) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprise limited partnership interests and other alternative investments, including real estate, timber and agriculture-related investments classified as other investments. Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to- date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. THE ALLSTATE CORPORATION NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Three months ended Six months ended

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
NET INVESTMENT INCOME								
Fixed income securities:								
Tax-exempt	$ 23	$ 22	$ 23	$ 23	$ 23	$ 23	$ 45	$ 46
Taxable	210	204	200	192	198	200	414	398
Equity securities	33	29	24	21	30	20	62	50
Mortgage loans	2	3	3	3	3	3	5	6
Limited partnership interests	118	55	82	69	60	58	173	118
Short-term	4	4	3	3	1	2	8	3
Other	27	22	24	22	23	20	49	43
Investment income, before expense	417	339	359	333	338	326	756	664
Less: Investment expense	(26)	(28)	(21)	(23)	(22)	(24)	(54)	(46)
Net investment income	$ 391	$ 311	$ 338	$ 310	$ 316	$ 302	$ 702	$ 618
Net investment income, after-tax	$ 264	$ 212	$ 231	$ 211	$ 215	$ 206	$ 476	$ 421
Interest-bearing investments	$ 259	$ 249	$ 246	$ 238	$ 241	$ 243	$ 508	$ 484
Equity securities	33	29	24	21	30	20	62	50
LP and other alternative investments	125	61	89	74	67	63	186	130
Investment income, before expense	$ 417	$ 339	$ 359	$ 333	$ 338	$ 326	$ 756	$ 664
PRE-TAX YIELDS								
Fixed income securities:								
Tax-exempt	1.9 %	1.9 %	2.0 %	2.0 %	2.1 %	2.1 %	1.9 %	2.1 %
Equivalent yield for tax-exempt	2.8	2.8	2.9	2.9	3.1	3.1	2.8	3.1
Taxable	3.1	3.1	3.1	3.0	3.2	3.2	3.1	3.2
Equity securities	3.6	3.3	2.8	2.6	3.6	2.4	3.4	3.0
Mortgage loans	3.7	3.8	3.9	3.7	3.9	4.0	3.7	3.9
Limited partnership interests	14.8	7.1	11.0	9.6	8.6	8.9	11.0	8.7
Total portfolio	3.9	3.2	3.4	3.3	3.5	3.3	3.6	3.4
Interest-bearing investments	3.0	2.9	2.9	2.9	3.0	3.0	2.9	3.0
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE								
Fixed income securities:								
Tax-exempt	$ (2)	$ (2)	$ (9)	$ 8	$ 4	$ 3	$ (4)	$ 7
Taxable	40	14	(17)	9	20	(47)	54	(27)
Equity securities	23	106	49	42	15	(60)	129	(45)
Limited partnership interests	21	27	(29)	13	(10)	13	48	3
Derivatives and other	3	(10)	20	(19)	(3)	(8)	(7)	(11)
Total	$ 85	$ 135	$ 14	$ 53	$ 26	$ (99)	$ 220	$ (73)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (16)	$ (22)	$ (27)	$ (26)	$ (42)	$ (35)	$ (38)	$ (77)
Change in intent write-downs	(21)	(13)	(17)	(8)	(12)	(19)	(34)	(31)
Net other-than-temporary impairment losses recognized in earnings	(37)	(35)	(44)	(34)	(54)	(54)	(72)	(108)
Sales and other	126	180	43	101	82	(41)	306	41
Valuation and settlements of derivative instruments	(4)	(10)	15	(14)	(2)	(4)	(14)	(6)
Total	$ 85	$ 135	$ 14	$ 53	$ 26	$ (99)	$ 220	$ (73)
AVERAGE INVESTMENT BALANCES (in billions)	$ 41.7	$ 41.8	$ 41.1	$ 39.5	$ 38.5	$ 38.3	$ 41.9	$ 38.5

50

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
NET INVESTMENT INCOME								
Fixed income securities	$ 283	$ 281	$ 280	$ 282	$ 288	$ 284	$ 564	$ 572
Equity securities	16	15	10	10	14	8	31	22
Mortgage loans	48	52	52	53	50	50	100	100
Limited partnership interests	135	65	96	67	66	63	200	129
Short-term	2	1	2	1	1	2	3	3
Other	32	33	34	32	33	30	65	63
Investment income, before expense	516	447	474	445	452	437	963	889
Less: Investment expense	(20)	(21)	(21)	(18)	(17)	(18)	(41)	(35)
Net investment income	$ 496	$ 426	$ 453	$ 427	$ 435	$ 419	$ 922	$ 854
Net investment income, after-tax	$ 322	$ 277	$ 294	$ 278	$ 282	$ 273	$ 599	$ 555
Interest-bearing investments	$ 360	$ 363	$ 364	$ 363	$ 369	$ 363	$ 723	$ 732
Equity securities	16	15	10	10	14	8	31	22
LP and other alternative investments	140	69	100	72	69	66	209	135
Investment income, before expense	$ 516	$ 447	$ 474	$ 445	$ 452	$ 437	$ 963	$ 889
PRE-TAX YIELDS								
Fixed income securities	4.8 %	4.7 %	4.6 %	4.6 %	4.7 %	4.6 %	4.7 %	4.6 %
Equity securities	4.2	4.0	2.6	2.5	3.9	2.1	4.1	2.9
Mortgage loans	4.7	5.0	5.0	5.1	4.9	4.9	4.9	4.9
Limited partnership interests	18.6	9.3	14.1	10.2	10.7	10.7	14.0	10.7
Total portfolio	5.8	5.0	5.3	4.9	5.0	4.8	5.4	4.9
Interest-bearing investments	4.7	4.7	4.7	4.6	4.6	4.6	4.7	4.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE								
Fixed income securities	$ (6)	$ (7)	$ (16)	$ (19)	$ (1)	$ (26)	$ (13)	$ (27)
Equity securities	(4)	-	8	3	(4)	(30)	(4)	(34)
Mortgage loans	-	-	(1)	-	1	-	-	1
Limited partnership interests	10	13	(17)	(1)	-	13	23	13
Derivatives and other	(4)	(7)	15	(4)	4	(6)	(11)	(2)
Total	$ (4)	$ (1)	$ (11)	$ (21)	$ -	$ (49)	$ (5)	$ (49)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (12)	$ (21)	$ (22)	$ (37)	$ (18)	$ (24)	$ (33)	$ (42)
Change in intent write-downs	(1)	(3)	(4)	(2)	(4)	(3)	(4)	(7)
Net other-than-temporary impairment losses recognized in earnings	(13)	(24)	(26)	(39)	(22)	(27)	(37)	(49)
Sales and other	13	28	5	19	21	(17)	41	4
Valuation and settlements of derivative instruments	(4)	(5)	10	(1)	1	(5)	(9)	(4)
Total	$ (4)	$ (1)	$ (11)	$ (21)	$ -	$ (49)	$ (5)	$ (49)
AVERAGE INVESTMENT BALANCES (in billions)	$ 35.0	$ 35.4	$ 35.6	$ 35.7	$ 35.9	$ 35.9	$ 35.2	$ 35.9

51

52 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 MARKET-BASED ("MB") (1) Investment Position Interest-bearing investments $ 68,331 $ 68,836 $ 69,688 $ 69,579 $ 68,357 $ 68,001 $ 68,331 $ 68,357 Equity securities 6,021 5,578 5,567 5,194 5,192 5,032 6,021 5,192 LP and other alternative investments (2) 591 555 535 481 405 403 591 405 Total $ 74,943 $ 74,969 $ 75,790 $ 75,254 $ 73,954 $ 73,436 $ 74,943 $ 73,954 Investment income Interest-bearing investments $ 629 $ 624 $ 622 $ 611 $ 618 $ 614 $ 1,253 $ 1,232 Equity securities 45 35 34 31 44 28 80 72 LP and other alternative investments - - (1) 1 - - - - Investment income, before expense 674 659 655 643 662 642 1,333 1,304 Investee level expenses (3) (2) (1) (1) (1) (1) (1) (3) (2) Income for yield calculation $ 672 $ 658 $ 654 $ 642 $ 661 $ 641 $ 1,330 $ 1,302 Market-based pre-tax yield 3.7% 3.6% 3.6% 3.6% 3.7% 3.6% 3.6% 3.7 % Interest-bearing investments pre-tax yield 3.8 3.7 3.7 3.7 3.7 3.7 3.7 3.7 Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (19) $ (36) $ (26) $ (37) $ (50) $ (31) $ (55) $ (81) Change in intent write-downs (22) (16) (21) (10) (16) (21) (38) (37) Net other-than-temporary impairment losses recognized in earnings (41) (52) (47) (47) (66) (52) (93) (118) Sales and other 129 208 43 118 123 (80) 337 43 Valuation and settlements of derivative instruments (1) (10) 13 (13) (5) (6) (11) (11) Total $ 87 $ 146 $ 9 $ 58 $ 52 $ (138) $ 233 $ (86) PERFORMANCE-BASED ("PB") (4) Investment Position Interest-bearing investments $ 129 $ 108 $ 113 $ 130 $ 162 $ 162 $ 129 $ 162 Equity securities 96 107 99 94 73 85 96 73 LP and other alternative investments 6,137 5,959 5,797 5,626 5,505 5,194 6,137 5,505 Total $ 6,362 $ 6,174 $ 6,009 $ 5,850 $ 5,740 $ 5,441 $ 6,362 $ 5,740 Investment income Interest-bearing investments $ 2 $ 1 $ - $ 2 $ 5 $ 4 $ 3 $ 9 Equity securities 4 9 - - - - 13 - LP and other alternative investments 265 130 190 145 136 129 395 265 Investment income, before expense 271 140 190 147 141 133 411 274 Investee level expenses (8) (9) (8) (8) (8) (8) (17) (16) Income for yield calculation $ 263 $ 131 $ 182 $ 139 $ 133 $ 125 $ 394 $ 258 Performance-based pre-tax yield 16.8% 8.7% 12.3% 9.7% 9.5% 9.3% 12.8% 9.4 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (9) $ (7) $ (23) $ (26) $ (13) $ (28) $ (16) $ (41) Change in intent write-downs - - - - - (1) - (1) Net other-than-temporary impairment losses recognized in earnings (9) (7) (23) (26) (13) (29) (16) (42) Sales and other 10 - 4 3 (19) 21 10 2 Valuation and settlements of derivative instruments (7) (5) 12 (2) 4 (3) (12) 1 Total $ (6) $ (12) $ (7) $ (25) $ (28) $ (11) $ (18) $ (39) (1) (2) (3) (4) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Market-based investments include publicly traded equity securities classified as limited partnerships. When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate, timber and other consolidated investments. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, real estate, infrastructure, timber and agriculture-related assets. THE ALLSTATE CORPORATION CONSOLIDATED INVESTMENT POSITION AND RESULTS BY STRATEGY ($ in millions) As of or for the three months ended As of or for the six months ended

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
MARKET-BASED								
Investment Position								
Interest-bearing investments	$ 34,943	$ 34,389	$ 35,138	$ 34,057	$ 32,729	$ 31,852	$ 34,943	$ 32,729
Equity securities	4,359	3,956	4,022	3,554	3,589	3,660	4,359	3,589
LP and other alternative investments	400	376	369	333	282	277	400	282
Total	$ 39,702	$ 38,721	$ 39,529	$ 37,944	$ 36,600	$ 35,789	$ 39,702	$ 36,600
Investment income								
Interest-bearing investments	$ 257	$ 248	$ 247	$ 236	$ 239	$ 240	$ 505	$ 479
Equity securities	31	24	24	21	30	20	55	50
LP and other alternative investments	-	-	(1)	-	-	-	-	-
Investment income, before expense	288	272	270	257	269	260	560	529
Investee level expenses	(2)	(1)	(1)	(1)	(1)	(1)	(3)	(2)
Income for yield calculation	$ 286	$ 271	$ 269	$ 256	$ 268	$ 259	$ 557	$ 527
Market-based pre-tax yield	3.0 %	2.8 %	2.8 %	2.8 %	3.0 %	2.9 %	2.9 %	3.0 %
Interest-bearing investments pre-tax yield	3.0	2.9	2.9	2.9	3.0	3.0	2.9	3.0
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (11)	$ (18)	$ (13)	$ (14)	$ (25)	$ (22)	$ (29)	$ (47)
Change in intent write-downs	(21)	(13)	(17)	(8)	(12)	(18)	(34)	(30)
Net other-than-temporary impairment losses recognized in earnings	(32)	(31)	(30)	(22)	(37)	(40)	(63)	(77)
Sales and other	114	181	39	98	87	(48)	295	39
Valuation and settlements of derivative instruments	(1)	(9)	10	(13)	(4)	(3)	(10)	(7)
Total	$ 81	$ 141	$ 19	$ 63	$ 46	$ (91)	$ 222	$ (45)
PERFORMANCE-BASED								
Investment Position								
Interest-bearing investments	$ 109	$ 94	$ 95	$ 109	$ 129	$ 128	$ 109	$ 129
Equity securities	51	56	52	50	43	49	51	43
LP and other alternative investments	3,221	3,129	3,046	2,954	2,917	2,770	3,221	2,917
Total	$ 3,381	$ 3,279	$ 3,193	$ 3,113	$ 3,089	$ 2,947	$ 3,381	$ 3,089
Investment income								
Interest-bearing investments	$ 2	$ 1	$ (1)	$ 2	$ 2	$ 3	$ 3	$ 5
Equity securities	2	5	-	-	-	-	7	-
LP and other alternative investments	125	61	90	74	67	63	186	130
Investment income, before expense	129	67	89	76	69	66	196	135
Investee level expenses	(3)	(5)	(4)	(4)	(3)	(4)	(8)	(7)
Income for yield calculation	$ 126	$ 62	$ 85	$ 72	$ 66	$ 62	$ 188	$ 128
Performance-based pre-tax yield	15.2 %	7.7 %	11.0 %	9.5 %	8.7 %	8.4 %	11.5 %	8.5 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (5)	$ (4)	$ (14)	$ (12)	$ (17)	$ (13)	$ (9)	$ (30)
Change in intent write-downs	-	-	-	-	-	(1)	-	(1)
Net other-than-temporary impairment losses recognized in earnings	(5)	(4)	(14)	(12)	(17)	(14)	(9)	(31)
Sales and other	12	(1)	4	3	(5)	7	11	2
Valuation and settlements of derivative instruments	(3)	(1)	5	(1)	2	(1)	(4)	1
Total	$ 4	$ (6)	$ (5)	$ (10)	$ (20)	$ (8)	$ (2)	$ (28)

53

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	June 30, 2017	June 30, 2016
MARKET-BASED								
Investment Position								
Interest-bearing investments	$ 31,630	$ 31,917	$ 32,317	$ 32,995	$ 33,387	$ 33,351	$ 31,630	$ 33,387
Equity securities	1,654	1,619	1,542	1,637	1,600	1,369	1,654	1,600
LP and other alternative investments	191	179	165	147	122	122	191	122
Total	$ 33,475	$ 33,715	$ 34,024	$ 34,779	$ 35,109	$ 34,842	$ 33,475	$ 35,109
Investment income								
Interest-bearing investments	$ 360	$ 363	$ 363	$ 363	$ 366	$ 362	$ 723	$ 728
Equity securities	14	11	10	10	14	8	25	22
LP and other alternative investments	-	-	-	1	-	-	-	-
Investment income, before expense	374	374	373	374	380	370	748	750
Investee level expenses	-	-	-	-	-	-	-	-
Income for yield calculation	$ 374	$ 374	$ 373	$ 374	$ 380	$ 370	$ 748	$ 750
Market-based pre-tax yield	4.7 %	4.6 %	4.5 %	4.5 %	4.6 %	4.4 %	4.6 %	4.5 %
Interest-bearing investments pre-tax yield	4.7	4.7	4.7	4.6	4.6	4.5	4.7	4.6
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (8)	$ (18)	$ (13)	$ (23)	$ (22)	$ (9)	$ (26)	$ (31)
Change in intent write-downs	(1)	(3)	(4)	(2)	(4)	(3)	(4)	(7)
Net other-than-temporary impairment losses recognized in earnings	(9)	(21)	(17)	(25)	(26)	(12)	(30)	(38)
Sales and other	15	27	5	19	35	(31)	42	4
Valuation and settlements of derivative instruments	-	(1)	3	-	(1)	(3)	(1)	(4)
Total	$ 6	$ 5	$ (9)	$ (6)	$ 8	$ (46)	$ 11	$ (38)
PERFORMANCE-BASED								
Investment Position								
Interest-bearing investments	$ 20	$ 14	$ 18	$ 21	$ 33	$ 34	$ 20	$ 33
Equity securities	45	51	47	44	30	36	45	30
LP and other alternative investments	2,916	2,830	2,751	2,672	2,588	2,424	2,916	2,588
Total	$ 2,981	$ 2,895	$ 2,816	$ 2,737	$ 2,651	$ 2,494	$ 2,981	$ 2,651
Investment income								
Interest-bearing investments	$ -	$ -	$ 1	$ -	$ 3	$ 1	$ -	$ 4
Equity securities	2	4	-	-	-	-	6	-
LP and other alternative investments	140	69	100	71	69	66	209	135
Investment income, before expense	142	73	101	71	72	67	215	139
Investee level expenses	(5)	(4)	(4)	(4)	(5)	(4)	(9)	(9)
Income for yield calculation	$ 137	$ 69	$ 97	$ 67	$ 67	$ 63	$ 206	$ 130
Performance-based pre-tax yield	18.6 %	9.8 %	13.8 %	10.0 %	10.4 %	10.4 %	14.2 %	10.4 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (4)	$ (3)	$ (9)	$ (14)	$ 4	$ (15)	$ (7)	$ (11)
Change in intent write-downs	-	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(4)	(3)	(9)	(14)	4	(15)	(7)	(11)
Sales and other	(2)	1	-	-	(14)	14	(1)	-
Valuation and settlements of derivative instruments	(4)	(4)	7	(1)	2	(2)	(8)	-
Total	$ (10)	$ (6)	$ (2)	$ (15)	$ (8)	$ (3)	$ (16)	$ (11)

54

55 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2017 2017 2016 2016 2016 2016 2017 2016 Investment position Limited partnerships Private equity (1) $ 4,333 $ 4,139 $ 4,031 $ 3,839 $ 3,663 $ 3,324 $ 4,333 $ 3,663 Real estate (2) 1,128 1,140 1,102 1,130 1,204 1,229 1,128 1,204 Timber and agriculture-related (3) 192 185 179 171 170 170 192 170 PB - limited partnerships 5,653 5,464 5,312 5,140 5,037 4,723 5,653 5,037 Non-LP Private equity 171 161 151 165 179 190 171 179 Real estate 373 384 380 380 358 361 373 358 Timber and agriculture-related 165 165 166 165 166 167 165 166 PB - non-LP 709 710 697 710 703 718 709 703 Total Private equity 4,504 4,300 4,182 4,004 3,842 3,514 4,504 3,842 Real estate 1,501 1,524 1,482 1,510 1,562 1,590 1,501 1,562 Timber and agriculture-related 357 350 345 336 336 337 357 336 Total PB $ 6,362 $ 6,174 $ 6,009 $ 5,850 $ 5,740 $ 5,441 $ 6,362 $ 5,740 Investment income Limited partnerships Private equity $ 209 $ 114 $ 145 $ 112 $ 113 $ 85 $ 323 $ 198 Real estate 43 4 35 23 12 33 47 45 Timber and agriculture-related 1 2 (1) - 1 3 3 4 PB - limited partnerships 253 120 179 135 126 121 373 247 Non-LP Private equity 5 9 1 2 4 2 14 6 Real estate 10 10 9 8 8 8 20 16 Timber and agriculture-related 3 1 1 2 3 2 4 5 PB - non-LP 18 20 11 12 15 12 38 27 Total Private equity 214 123 146 114 117 87 337 204 Real estate 53 14 44 31 20 41 67 61 Timber and agriculture-related 4 3 - 2 4 5 7 9 Total PB $ 271 $ 140 $ 190 $ 147 $ 141 $ 133 $ 411 $ 274 Investee level expenses $ (8) $ (9) $ (8) $ (8) $ (8) $ (8) $ (17) $ (16) Realized capital gains and losses Limited partnerships Private equity $ (8) $ (10) $ (26) $ (23) $ (20) $ 12 $ (18) $ (8) Real estate 4 1 2 2 - 1 5 1 Timber and agriculture-related - - - - - - - - PB - limited partnerships (4) (9) (24) (21) (20) 13 (13) (7) Non-LP Private equity (11) (4) 16 (4) (8) (25) (15) (33) Real estate 9 - 1 - - 1 9 1 Timber and agriculture-related - 1 - - - - 1 - PB - non-LP (2) (3) 17 (4) (8) (24) (5) (32) Total Private equity (19) (14) (10) (27) (28) (13) (33) (41) Real estate 13 1 3 2 - 2 14 2 Timber and agriculture-related - 1 - - - - 1 - Total PB $ (6) $ (12) $ (7) $ (25) $ (28) $ (11) $ (18) $ (39) Pre-Tax Yield 16.8% 8.7% 12.3% 9.7% 9.5% 9.3% 12.8% 9.4 % Internal Rate of Return (4) 10 Year 8.3% 9.5% 10.1% 10.1% 10.2% 10.5% 5 Year 11.9 11.9 12.0 11.7 12.0 12.7 (1) (2) (3) (4) Includes Private equity on page 56, excluding Timber and agriculture-related. Includes Real estate on page 56. Includes Timber and agriculture-related reflected in Private equity on page 56. The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. THE ALLSTATE CORPORATION PERFORMANCE-BASED INVESTMENTS ($ in millions) As of or for the three months ended As of or for the six months ended

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INTERESTS
($ in millions)

	As of or for the three months ended					
	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Investment position						
Accounting basis						
Cost method	$ 1,269	$ 1,293	$ 1,282	$ 1,375	$ 1,284	$ 1,193
Equity method ("EMA") (1)	4,937	4,689	4,532	4,213	4,123	3,898
Total	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Cost method-fair value (2)	$ 1,511	$ 1,525	$ 1,493	$ 1,600	$ 1,511	$ 1,466
Underlying investment						
Private equity	$ 4,525	$ 4,324	$ 4,210	$ 4,010	$ 3,833	$ 3,494
Real estate	1,128	1,140	1,102	1,130	1,204	1,229
Other	553	518	502	448	370	368
Total	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Segment						
Property-Liability	$ 3,266	$ 3,122	$ 3,042	$ 2,913	$ 2,842	$ 2,688
Allstate Financial	2,940	2,860	2,771	2,674	2,564	2,399
Corporate and Other	-	-	1	1	1	4
Total	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Total Income						
Accounting basis						
Cost method	$ 51	$ 37	$ 26	$ 43	$ 47	$ 39
Equity method	202	83	152	93	79	82
Total	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
Underlying investment						
Private equity	$ 210	$ 116	$ 144	$ 112	$ 114	$ 88
Real estate	43	4	35	23	12	33
Other	-	-	(1)	1	-	-
Total	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
Segment						
Property-Liability	$ 118	$ 55	$ 82	$ 69	$ 60	$ 58
Allstate Financial	135	65	96	67	66	63
Corporate and Other	-	-	-	-	-	-
Total	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
(1) Approximate cumulative pre-tax appreciation	$ 787	$ 611	$ 511	$ 469	$ 469	$ 408

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

56

57 Definitions of Non-GAAP Measures Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". Adjusted SquareTrade operating income is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after-tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted SquareTrade operating income. We use adjusted SquareTrade operating income as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted SquareTrade operating income highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted SquareTrade operating income and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted SquareTrade operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted SquareTrade operating income is provided in the schedule, "SquareTrade Profitability Measures". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - business combination expenses and the amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "SquareTrade Profitability Measures" and "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense".